SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-82366)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 46

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-08690

Amendment No. 48

MASSMUTUAL PREMIER FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street

Springfield, MA 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Assistant Clerk

MassMutual Premier Funds

1295 State Street

Springfield, MA 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

It is proposed that this filing become effective on November 3, 2008 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective amendment No. 46 to its Registration Statement No. 33-82366 under the Securities Act of 1933 and this Amendment No. 48 to its Registration Statement No. 811-08690 under the Investment Company Act of 1940. This Post-Effective Amendment relates only to MassMutual Premier Strategic Emerging Markets Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes the following Fund:

Emerging Market Equity	Sub-Advised by:
MassMutual Premier Strategic Emerging Markets Fund	Baring International Investment Limited

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

November 3, 2008

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Summary Information

MassMutual Premier Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. This prospectus covers MassMutual Premier Strategic Emerging Markets Fund (the “Fund”). The summary pages that follow describe the Fund’s:

•	Investment objective.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Fund begins on page 7.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance (before and after taxes) is not an indication of future performance.  There is no assurance that the Fund’s investment objective will be achieved, and you can lose money by investing in the Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

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MassMutual Premier Strategic Emerging Markets Fund

Investment Objective

The Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund will normally invest at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and not classified as a developed country according to MSCI Barra. The Fund considers an investment to be tied economically to an emerging market country if it is headquartered, trades on an exchange or has a substantial portion of its assets in or derives a substantial portion of its revenues from emerging market countries.

The Fund expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund’s Sub-Adviser, Baring International Investment Limited (“Baring”), determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment.

The Fund will invest primarily in equity investments, which include stocks, securities convertible into stocks, equity-based derivatives and other securities, including options, warrants and stock rights, whose values are based on stock prices. The Fund may use derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns.

The Fund may invest in preferred stock, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in exchange traded funds.

The Fund will generally invest a substantial portion of its assets in large-cap companies. However, at times, the Fund may invest to a greater extent in small- to mid-cap companies, whose share prices may be more volatile than large-cap companies. The Fund will emphasize investments in growth companies.

A significant majority of the investments made by the Fund may be denominated in currencies other than the U.S. dollar. Fluctuations in the rate of exchange between the U.S. dollar and other currencies may have a significant impact on the returns realized by the Fund and its investors. The Fund may, but will not necessarily, employ hedging techniques, including cross hedging, in order to hedge foreign currency exposure. The Fund may enter into foreign currency forward contracts, warrants or options. Baring generally expects to hedge less than 30% of the Fund’s absolute currency risk.

Baring employs a growth at a reasonable price investment philosophy that focuses on companies with unrecognized growth and earnings surprise. Baring’s investment process is driven by fundamental research and analysis of stocks, sectors and countries. Baring’s teams of company and policy analysts seek what they believe to be under-recognized growth companies that are expected to deliver positive earnings. Baring’s Emerging Equity process focuses the insights from its global research platform into the portfolio. Baring believes in research specialization, the benefit of local presence and multiple sources of alpha. Stock analysts establish ratings for individual companies and a separate strategic team integrates these views in generating relative return projections for country and sectors. Proprietary research has led Baring to identify Growth, Liquidity, Currency, Management and Valuation at both the country and company level as the key drivers of performance in emerging markets. The framework provides the backbone to research and decision making. Portfolio managers identify the importance of country, sector and stock ratings for each security individually in the selection and weighting of the companies owned. Sell decisions are generally made based on either one or a mix of conditions, including but not limited to: the stock meeting long-term price targets; the stock not meeting fundamental expectations; or the stock is no longer consistent with the view Baring has for the economic or investment cycle.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in the value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 8.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Leveraging Risk, Convertible Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 7.

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Annual Performance

The Fund is new, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%		1.05%		1.05%		1.05%		1.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(3)	.54%		.64%		.79%		.79%		.84%
Acquired Fund Fees and Expenses(4)	.01%		.01%		.01%		.01%		.01%
Total Annual Fund Operating Expenses	1.60%		1.70%		1.85%		2.10%		2.40%

Less Expense Reimbursement	(.44%	)	(.44%	)	(.44%	)	(.44%	)	(.44%	)
Net Fund Expenses(5)(6)	1.16%		1.26%		1.41%		1.66%		1.96%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$118	$446
Class Y	$128	$477
Class L	$144	$523
Class A	$734	$1,140
Class N	$302	$691

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$199	$691

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 1, 2010, to the extent that Net Fund Expenses would otherwise exceed 1.15%, 1.25%, 1.40%, 1.65% and 1.95% for Classes S, Y, L, A and N, respectively. The Net Fund Expenses shown in the above table may exceed these amounts, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(6)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

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Baring Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Baring for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Emerging Markets Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 27.62% for the quarter ended December 31, 2001 and the lowest was -20.70% for the quarter ended September 30, 2001.

Baring Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2007)

The table compares Baring’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (7/1/1999)
Baring Composite
Class S*	39.80%	34.76%	16.59%
Class Y*	39.70%	34.66%	16.49%
Class L*	39.55%	34.51%	16.33%
Class A*	31.29%	32.68%	15.26%
Class N*	38.00%	33.96%	15.75%

MSCI® EM Index^	39.39%	37.02%	16.38%

* Performance shown is a composite of all portfolios managed by Baring with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate Baring’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended (the “1940 Act” and the “Code”), and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Baring is not indicative of future performance of the Fund.

^ Morgan Stanley Capital International Emerging Markets (MSCI® EM) Index is an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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Summary of Principal Risks

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Fund could be subject to additional risks. Although the Fund strives to reach its stated goal, it cannot offer guaranteed results. You have the potential to make money in the Fund, but you can also lose money.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.

Because the Fund maintains substantial exposure to equities and does attempt to time the market, it faces the possibility that stock market prices in general will decline over short or even extended periods, subjecting the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be, or will be perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, or that a debt security’s rating will be downgraded by a credit rating agency. There are varying degrees of credit risk, which are often reflected in credit ratings.

•	Management Risk. Management risk is the chance that poor security selection will cause the Fund to underperform relative to other funds with similar investment objectives. The Fund’s Sub-Adviser manages the Fund according to traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Sub-Adviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. The Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. The performance of an investment in certain types of securities may depend more on the Sub-Adviser’s analysis than would be the case for other types of securities.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The ability of the Fund to dispose of such illiquid securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold them. In addition, the Fund, by itself or together with other accounts managed by the Sub-Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Fund, its investments and the related risks.

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can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Investments in derivatives, structured assets such as mortgage-backed and asset-backed securities, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•	Derivative Risk. The Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Fund’s performance, it may instead reduce returns and increase volatility.

•

Non-Diversification Risk.  Diversification is a way for a fund to reduce its risk. It means that the fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of a single issuer will have a greater impact on the fund’s net asset value. In addition, the fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the fund’s performance. The Fund is considered a non-diversified fund.

•

Foreign Investment Risk.  Because the Fund invests in foreign securities it may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. There may be less information publicly available about a foreign company than about a comparable domestic company, and many foreign companies are not subject to accounting, auditing, or financial

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reporting standards and practices comparable to those in the United States. Also, nationalization, expropriation or confiscatory taxation, foreign withholding or other taxes, restrictions or prohibitions on repatriation of foreign currencies, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. In addition, foreign brokerage commissions and other fees also are generally higher than in the United States.

The Fund may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. The Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments to be consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Fund’s investment in that market. Emerging market debt securities are often rated below investment grade (often referred to as “junk bonds”), reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. Emerging markets also may be concentrated towards particular industries. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Fund. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions, making it harder for the Fund to buy and sell securities. These factors could result in settlement delays and temporary periods when a portion of the Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. The Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may

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depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, the Fund’s Sub-Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies have the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Leveraging Risk. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives, by entering into reverse repurchase agreements and by borrowing money to repurchase shares or to meet redemption requests. The Fund’s use of derivatives may also create investment leverage in its portfolio. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•.	Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•

Portfolio Turnover Risk.  Changes are made in the Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic

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or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, the Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Such costs are not reflected in the Fund’s Total Annual Fund Operating Expenses set forth under the “Expense Information” tables but do have the effect of reducing the Fund’s investment return. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

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About the Investment Adviser and Sub-Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2007, MassMutual, together with its subsidiaries, had assets under management in excess of $505 billion.

MassMutual will be paid an investment management fee of 1.05% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders dated April 30, 2009.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee for each share class of the Fund is .05% for Class S shares; .15% for Class Y shares; .30% for Class L and Class A shares; and .35% for Class N shares.

MassMutual contracts with the following Sub-Adviser to help manage the Fund:

Baring International Investment Limited (“Baring”), an indirect wholly-owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the Strategic Emerging Markets Fund. Baring is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “BAM Group”). As of December 31, 2007, the BAM Group managed approximately US$54.96 billion on behalf of clients located around the world.

James Syme, CFA

is a portfolio manager of the Strategic Emerging Markets Fund. Mr. Syme is the Head of Baring Asset Management’s Global Emerging Markets Equities Team, which covers 28 countries on 4 continents. He joined Baring Asset Management in October 2006 from SG Asset Management in London, where he spent a total of nine years and was Head of Global Emerging Markets Team for three years. Before joining SG Asset Management, Mr. Syme spent three years at Henderson Investors as an emerging markets portfolio manager.

Paul Wimborne

is a portfolio manager of the Strategic Emerging Markets Fund. Mr. Wimborne joined Baring Asset Management in October 2006 from Insight Investments where he ran the AA rated Global Emerging Markets Fund for over three years before the fund was closed and was responsible for stock selection and portfolio construction for the Asian Equity portfolios. Prior to Insight Investments, Mr. Wimborne worked in the Global Equities team at Rothschild Asset Management where he mainly covered the Latin American region, helping to manage the Latin American Funds.

The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a fund’s investment objective and strategies. The shareholders of the Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to the Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

The Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Fund may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million for Class S shares, $5 million for Class Y shares and $1 million for Class L shares.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing

–  13  –

costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Fund, MassMutual and its affiliates and retirement plans established by them for their employees.

Shareholder and Distribution Fees.  Class S, Y and L shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class S, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of your money is invested in the Fund. The Fund has adopted Rule 12b-1 Plans for Class A and Class N shares of the Fund.

Under the Class A Rule 12b-1 Plan, the Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of the Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plan for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plan, the Fund pays the Distributor an annual distribution fee of .25%. The Fund also pays .25% in service fees to MassMutual each year under the Class N Rule 12b-1 Plan. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L,

–  14  –

Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Fund to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Fund has adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Fund under these plans. Compensation paid by the Fund to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Fund or certain of MassMutual’s variable annuity contracts for which the Fund is an underlying investment option.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Fund, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Fund or any contract using the Fund as an investment option. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Fund

Buying, Redeeming and Exchanging Shares

The Fund sells its shares at a price equal to its net asset value (“NAV”) plus any initial sales charge that applies. The Fund generally determines its NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order (generally within one business day) and can suspend purchases if it is in its best interest.

The Fund redeems its shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of the Fund for the same class of shares of another fund, except in those cases when exchanges are not permitted. An exchange is treated as a sale of shares in one fund and a purchase of shares in another fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Fund may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	the Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund does not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account- related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

–  16  –

The Fund reserves the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Fund does not accept purchase, redemption or exchange orders or compute its NAV on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) /
Front-End Sales Charge (As a Percentage of Net Amount
Invested) / Concession (As a Percentage of Offering Price) for
Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000-$49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000-$99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000-$249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000-$499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000-$999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Fund’s “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased funds.

–  17  –

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http:// www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Premier Funds except the Money Market Fund.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of a fund by exchanging shares of another fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

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•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of the Fund separately. The NAV for shares of a class of the Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

The Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Valuation Committee when pricing service information is not readily available or when a security’s value is believed to have been materially

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

–  19  –

affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a fund that fails to distribute at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or later if the fund is permitted to elect and so elects) will be subject to a 4% excise tax on the undistributed amount. Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of the Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by the Fund for more than one year) are taxable as long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning before January 1, 2011.

The nature of the Fund’s distributions will be affected by its investment strategies. A fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

–  20  –

The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). The Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. Distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in the Fund will generally be subject to tax. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations.

In addition, the Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Previous legislation provided that for taxable years of a fund beginning before January 1, 2008, the fund was not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the fund properly designated such distributions. This exemption from withholding is no longer effective, but pending legislation could reinstate and extend it for one year.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in the Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. Unless otherwise specified, the Fund may engage in the investment practices and techniques described below to the extent consistent with the Fund’s investment objective and fundamental investment restrictions. The Fund will not necessarily utilize all or any of these practices and techniques at any one time.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. As to repurchase agreements, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. As to reverse repurchase agreements, if the buyer files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Additional information about repurchase agreements and reverse repurchase agreements and related risks can be found in the Statement of Additional Information.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Fund’s custodian to be in good standing. In addition, the Fund must recover any loaned securities in order to vote on matters affecting such securities.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by the Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by the Fund are for the account and risk of the Fund.

Hedging Instruments and Derivatives

The Fund may buy or sell forward contracts and other similar instruments and may engage in foreign

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currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Fund may normally use derivatives:

•	to protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect the Fund’s unrealized gains or limit its unrealized losses;

•	to manage the Fund’s exposure to changing securities prices; and

•	to generate additional investment returns.

The Fund may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in the Fund’s portfolio.

(1)	Forward Contracts – The Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit the Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Fund may buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

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Options and Futures Contracts

The Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase the Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Fund may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Fund may also enter into futures contracts, including stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect the Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. The Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by the Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When the Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

The Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub- Adviser’s ability to evaluate particular securities and

–  24  –

anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in the Fund can result in additional brokerage commissions to be paid by the Fund and can reduce the Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, the Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Zero-Coupon and “Stripped” Securities

The Fund may buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some collateralized mortgage obligations or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans and Loan Investment Pools

Participation interests in loans represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Fund’s Sub-Adviser or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the servicing agent of the participation interest or the pooled entity that holds the loan obligations. These risks can cause the Fund to lose money on its investment.

Issuer Diversification

The Fund is classified as non-diversified, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more

–  25  –

sensitive to the changes in market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Investment in Other Investment Companies

The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds’ portfolios, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. The Fund does not intend to invest in other investment companies unless MassMutual or a Fund’s Sub-Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Mortgage-Backed Securities and CMOs

The Fund may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage- backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“GNMA”)); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of the Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. The Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors,

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mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Fund may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When-Issued Securities

The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. The Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

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Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of the Fund without shareholder approval. Any such changes may result in the Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. The Fund will notify you of any changes in its investment objectives or policies through a revised prospectus or other written communication.

With respect to the Fund’s 80% “name test” policy, the Fund will provide shareholders with 60 days prior notice of any change in the policy.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Fund

You can learn more about the Fund by reading the Fund’s Annual and Semiannual Reports, when they become available, and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Fund (including the Annual/Semiannual Reports, when they become available, and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire. From the SEC:  You may review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL PREMIER FUNDS (THE “TRUST”) DATED NOVEMBER 3, 2008, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Fund:

•	MassMutual Premier Strategic Emerging Markets Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated November 3, 2008

GENERAL INFORMATION

MassMutual Premier Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following series of the Trust: MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”). Currently, the Trustees have authorized a total of twenty-five separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the “Declaration of Trust”). The investment adviser for the Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for the Fund is Baring International Investment Limited (“Baring”), located at 155 Bishopsgate, London EC2M-3XY. Baring is an indirect subsidiary of MassMutual.

ADDITIONAL INVESTMENT POLICIES

The Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of the Fund may not be changed without the vote of a majority of the Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

The following discussion elaborates on the presentation of the Fund’s investment policies contained in the Prospectus. Unless otherwise specified, the Fund may engage in the investment practices and techniques described below to the extent consistent with the Fund’s investment objective and fundamental investment restrictions. The Fund will not necessarily utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the Fund may invest, reference should be made to the Appendix.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Fund may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Fund may invest are described below.

Bank Obligations. The Fund may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

The Fund may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments and Temporary Investments. The Fund may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In addition, in adverse market conditions, the Fund may invest in these short term instruments for temporary, defensive purposes. The instruments in which the Fund may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Fund may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The sub-adviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of the Fund’s concentration limitation as disclosed in this SAI, the Fund applies such policy to direct investments in the securities of issuers in a particular industry, as determined by the Fund’s sub-adviser. The Fund’s sub-adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the sub-adviser does not assign a classification or the sub-adviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Derivatives

The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while the Fund may benefit from the use of derivatives, including options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

Even if the Fund has the ability to engage in derivatives transactions, the Fund has no obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which the Fund may enter into any type of derivatives transaction; the Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

The Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

Swaps, Caps, Floors and Collars.

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows, such as an exchange of floating interest rate payments for fixed interest rate payments with respect to a notional amount of principal. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used.

In addition, the Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default)

differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies.

Options on Securities and Indices. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is generally required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). The Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, the Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, an investment adviser, and other clients of the investment adviser may constitute such a group. These limits restrict the Fund’s ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under “Risk Factors in Swap Contracts and Other Two-Party Contracts.”

Futures Contracts and Related Options

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). If the Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss may be unlimited.

No price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with the broker an amount of liquid assets, to serve as “initial margin.” Initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by the Fund is subject to the investment adviser’s ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by the Fund and in the prices of the options and futures contracts themselves. Also, in a case where the Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment adviser may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the Fund, the Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, if the Fund purchases or sells a futures contract it is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the Fund is subject to the investment adviser’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund’s securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund’s tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the Fund of index futures. For example, successful use of index futures by the Fund may be subject to the investment adviser’s ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” in this SAI).

Forward Contracts

The Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s sub-adviser deems it appropriate to do so. The Fund may realize short-term gains or losses upon the sale of forward contracts. If the Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, the Fund could buy call or put options to “cover” the forward contracts.

Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. The Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases.

A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options.

Structured Notes and Hybrid Instruments

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio.

The Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses.

Fixed Income Securities

Certain of the debt securities in which the Fund may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If the Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Fund may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds,” may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in the Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that the Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in the Fund’s portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Illiquid Securities

The Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. The Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Fund may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board of Trustees, the Adviser and/or the sub-adviser, if such determination by the Adviser or sub-adviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular

Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The sub-adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on its adviser’s credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. The Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the Fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Other Income-Producing Securities

Other types of income-producing securities the Fund may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, the Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•

Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Fund for the purpose of increasing the liquidity of the Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. The Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any fund relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or the Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent the Fund from investing its assets in money market funds in compliance with the 1940 Act.

Pass-Through Securities

The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Fund, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a fund might be converted to cash and the fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Fund may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Portfolio Management

The Fund’s sub-adviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when the Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

The Fund may pay brokerage commissions to affiliates of one or more affiliates of the Fund’s sub-adviser.

Portfolio Turnover

The sub-adviser will make changes to the Fund’s portfolio whenever it believes such changes are desirable and, consequently, anticipates that the Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Financial Highlights” section of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by the Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

The Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), and/or to maintain exempt status under the 1940 Act. If the Fund invests in REITs, investors would bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The investment adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Fund’s investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by the Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of the Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

U.S. Government Securities

The Fund may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and give a holder no rights to the assets of the issuer.

When-Issued Securities

The Fund may purchase or sell securities on a “when-issued” or on a “forward delivery” basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, the Fund is expected to take delivery of securities purchased. When the Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund’s assets consisting of cash or other liquid instruments equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions and the Fund may be unable to meet its current obligations. Also, if the Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Fund may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Fund, including a majority of directors who are not “interested persons” of the Fund (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Fund to the Fund’s adviser, sub-adviser, or any of their affiliates who provide services to the Fund, which by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Fund’s policies and procedures are described below. The Fund’s portfolio holdings information may not be disseminated for compensation. Any exceptions to the Fund’s policies and procedures may be made only if approved in writing by the Fund’s Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Fund’s Board of Trustees at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of the Fund’s shareholders and appropriately address the potential for conflicts between the interests of the Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Fund, MassMutual and the Fund’s sub-adviser are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-adviser’s policies, procedures and/or processes are reasonably designed to comply with the Fund’s policies and procedures in this regard.

Public Disclosures

The Fund’s portfolio holdings will be disclosed to the public through required filings with the SEC and as described below. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Fund’s Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Fund’s most recent portfolio holdings as of the end of February, May, August and November will be available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, the Fund’s top ten holdings will be made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Fund, and to the extent permitted under the 1933 and 1940 Acts, MassMutual and the Fund’s sub-adviser may distribute (or authorize the Fund’s custodian to distribute) information regarding the Fund’s portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Fund. These service providers include the Fund’s custodian and sub-administrator (State Street Bank and Trust Company), the Fund’s independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Fund, MassMutual, or the Fund’s sub-adviser, and any pricing services employed by the Fund. The Fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon; and (ii) if the Fund’s Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. The information distributed is limited to the information that MassMutual or the sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

INVESTMENT RESTRICTIONS OF THE FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1) Borrow money in excess of 33% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund’s total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the

Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

(4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund’s assets in the case of the Fund.

(5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Fund has no intention of issuing senior securities except as set forth in Restriction 1 above.)

(6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Restrictions (1) through (7) above are deemed “fundamental” investment policies.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, the Fund may engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1) may not, invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board approved guidelines.

(2) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (1) above, if there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Disinterested Trustees”) have retained independent legal counsel. As Adviser and sub-adviser to the Fund, respectively, MassMutual and Baring may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Nabil N. El-Hage	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 50
Trustee since 2003
Trustee of 35 portfolios in fund complex

Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Director (since 2007), Virtual Radiologic Corporation.

Maria D. Furman	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 54
Trustee since 2004
Trustee of 35 portfolios in fund complex

Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2004
Trustee of 35 portfolios in fund complex

President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Corine T. Norgaard	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 71
Trustee since 2004
Trustee of 37 portfolios in fund complex[1]

(1)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC (“Babson Capital”), an indirect subsidiary of MassMutual.

President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford; Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustee

Frederick C. Castellani[2]	Vice Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 61
Trustee since 2006
Trustee of 35 portfolios in fund complex

Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual; Trustee and President (2001-2008), MassMutual Select Funds (open-end investment company); Trustee and Vice President (2001-2008), MML Series Investment Fund (open-end investment company); Trustee and Vice Chairman (since 2006), Vice President (2006-2008), MML Series Investment Fund II (open-end investment company).

Principal Officers3

Philip S. Wellman	Vice President and Chief Compliance Officer of the Trust
1295 State Street
Springfield, MA 01111
Age: 44
Officer since 2007
Officer of 92 portfolios in fund complex

Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

John E. Deitelbaum	Vice President, Clerk and Chief Legal Officer of the Trust
1295 State Street
Springfield, MA 01111
Age: 40
Officer since 2006
Officer of 92 portfolios in fund complex

(2)	Mr. Castellani is an “Interested Person” as that term is defined in the 1940 Act, through his former employment with MassMutual.
(3)	Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 43
Officer since 2006
Officer of 92 portfolios in fund complex

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma	President of the Trust
1295 State Street
Springfield, MA 01111
Age: 42
Officer since 2006
Officer of 92 portfolios in fund complex

Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for one full year, beginning upon the date of his retirement from MassMutual and ending on the one-year anniversary of the date of his retirement.

The Trust has an Audit Committee, a Nominating and Independent Trustees’ Matters (“Nominating”) Committee, a Governance Committee and a Valuation Committee. The Audit Committee and Nominating Committee are comprised of Trustees who are not “interested persons” of the Trust. Currently, Mr. El-Hage and Ms. Norgaard comprise the Audit Committee and all of the Disinterested Trustees comprise the Nominating Committee. The Governance Committee is comprised of Mr. Castellani, Ms. Furman and Ms. Merrifield. The Valuation Committee is comprised of the President, Treasurer, Assistant Treasurers, Vice Presidents, Clerk and Assistant Clerks of the Trust.

The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust’s Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer; and (ii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee held four meetings during the fiscal year ended October 31, 2008.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

The Audit Committee, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Audit Committee met six times during the fiscal year ended October 31, 2008. The Governance Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters. The Governance Committee met twice during the fiscal year ended October 31, 2008. The Valuation Committee, pursuant to a Charter adopted by the Board, determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate. The full Board met 6 times during the fiscal year ended October 31, 2008.

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2007.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Ronald J. Abdow[1]	None	Over $100,000
Nabil N. El-Hage	$10,001–$50,000 (Small Company Opportunities Fund)	$10,001–$50,000
Maria D. Furman	$10,001–$50,000 (Small Company Opportunities Fund)	$10,001–$50,000
C. Ann Merrifield	None	None
Corine T. Norgaard	None	$10,001–$50,000
Interested Trustee
Frederick C. Castellani	None	None

(1)	Retired as of December 31, 2007.

As of October 15, 2008, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of the Fund.

To the knowledge of the Trust, as of October 15, 2008, the Disinterested Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, sub-adviser, principal underwriter or sponsoring insurance company of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser, principal underwriter or sponsoring insurance company of the Fund.

Except as noted below, the Trust pays each Trustee who is not an officer or employee of MassMutual or the funds’ sub-advisers, a fee for his or her services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2008 are shown below. The Trust has no pension or retirement plan, but does have a deferred compensation plan as of January 1, 2008. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently 5.79%.

Name of Trustee	Aggregate Compensation from the Trust[2]	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Nabil N. El-Hage	$108,000	—	$182,000
Maria D. Furman	6,700	$65,113	128,352
Ronald J. Abdow[1]	8,100	—	13,700
C. Ann Merrifield	65,200	—	118,000
Corine T. Norgaard	73,000	—	188,375
Frederick C. Castellani	48,931	—	89,023

(1)	Retired as of December 31, 2007.
(2)	Includes an annual retainer payable to each Trustee who is not an officer or employee of MassMutual or the funds’ sub-advisers of $30,000 and a per meeting attendance fee of $6,000 per non-telephonic meeting attended in-person, or $3,000 per non-telephonic meeting attended by telephone, or $1000 per telephonic meeting attended. Those Trustees who serve on a committee of the Trust are paid an additional fee of $700 per meeting attended, and committee chairpersons receive an additional annual retainer of $5000. The Chairman of the Board receives an additional annual retainer of $40,000.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

MassMutual serves as investment adviser to the Fund pursuant to an Investment Management Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Under the Advisory Agreement, MassMutual is obligated to provide for the management of the Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”).

The Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, the Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Core Value Equity Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund and MassMutual Premier Focused International Fund, which are other series of the Trust; MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Diversified Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100® Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Overseas Fund, MassMutual Select Diversified International Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund and MassMutual Select Destination Retirement 2050 Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML NASDAQ-100® Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small/Mid Cap Value Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds® Growth

Fund, MML American Funds® International Fund and MML American Funds® Core Allocation Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Strategic Emerging Markets Fund and MML China Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of the Fund, pays MassMutual an investment advisory fee monthly, at an annual rate of 1.05% of the average daily net assets of the Fund.

Affiliated Investment Sub-adviser

Baring is an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC, a controlled subsidiary of MassMutual.

MassMutual will pay Baring a sub-advisory fee equal to an annual rate of .65% of the average daily net assets of the Fund.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of the Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Fund, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to the Administrative Services Agreement. The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which are .35% for Class N shares; .30% for Class A shares; .30% for Class L shares; .05% for Class S shares and .15% for Class Y shares. MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Fund.

THE DISTRIBUTOR

The Fund’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 23, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Fund. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of October 29, 2004. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Fund or with other marketing or administrative services with respect to the Fund. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Fund sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of the Fund, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plan and the Class N Plan for the Fund on May 21, 2008. Under the terms of the Class A Plan, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of the Class N Plan, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of the Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from the Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Fund’s investments (the “Custodian”) and is the Fund’s transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Fund’s securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts, 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor and Baring have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each fund which purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Fund’s sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the sub-adviser may cause the Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of the Fund to MassMutual will not be reduced as a consequence of the sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the sub-adviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to the sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of its sub-adviser to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Fund. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on October 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. The Fund’s shares represent equal proportionate interests in the assets and liabilities belonging to the Fund. Shares of the Fund are transferable and have no preemptive, subscription or conversion rights. Shares of the Fund are entitled to dividends as declared by the Trustees. In the event of liquidation of the Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the Fund, the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 25 series: MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Core Value Equity Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund and MassMutual Premier Strategic Emerging Markets Fund.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. All shares of a particular class of the Fund represent an equal proportionate interest in the assets and liabilities belonging to the Fund allocable to that class. The Trustees have currently authorized the establishment and designation of up to 5 classes of shares for each series of the Trust: Class A Shares, Class L Shares, Class N Shares, Class S Shares and Class Y Shares.

The Trustees may also, without shareholder approval, combine two or more existing series or classes into a single series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders of such series. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholder votes by individual series on all matters, except when, as required by the 1940 Act or other applicable law or as specifically required under the Declaration of Trust or Bylaws or as otherwise determined by the Trustees, shares will be voted in the aggregate and not by individual series. A separate vote will be taken by the Fund on matters affecting the Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund. In addition, a separate vote will be taken by the applicable class of the Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of the Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. Each Trustee will serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the name of the Trust or to cure technical problems in the Declaration of Trust; (ii) to establish and designate new series or classes of Trust shares; or (iii) to add, delete, replace or otherwise modify any provisions relating to shares of the Trust contained in the Declaration of Trust in response to applicable laws or regulations.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each agreement, contract, instrument, or certificate entered into or executed by the Trust, or its Trustees or officers. In addition, the Declaration of Trust provides that shareholders of the Fund are entitled to indemnification out of the assets of the Fund to the extent that they are held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to the Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value: (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of the Fund is determined by the Custodian at the market close (usually 4:00 p.m. Eastern Time) on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Board of Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide prices for that security, or the price provided by such authorized pricing service is deemed unreliable by the adviser or sub-adviser. In such cases, market maker quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security, if the adviser has experience obtaining quotations from the market maker and the adviser determines that quotations obtained by it from the market maker in the past have generally been reliable (or, if the adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable); in any such case, the adviser shall review any market quotations so obtained, in light of other information in its possession, for their general reliability.

In addition, valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the adviser, or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust’s foreign funds. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value. If an event occurs that the Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures approved by the Trustees. In addition, the Fund may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not accept orders or price their shares. As a result, the value of any such securities held by the Fund may change on days when you will not be able to purchase or redeem the Fund’s shares.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of the Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by the Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more funds are to be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of the Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

TAXATION

Taxation of the Fund: In General

The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested in (x) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (c) above, in the case of the Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Also for purposes of (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

In general, if the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

By contrast, if the Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may designate the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, the Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the Fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of the Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions by the Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have temporarily been reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

If the Fund makes a distribution to a shareholder in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in his or her shares, thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions and exchanges of the Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquired identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, if the Fund invests in certain debt instruments it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by the Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If the Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities will likely produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Foreign Taxes and Investments

Investment income and gains received by the Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which the Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

The Fund may be eligible to make an election under Section 853 of the Code so that any of their shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries.

The Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by the Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, the Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Certain Investments in Real Estate Investment Trusts

If the Fund invests in equity securities of real estate investment trusts (“REITs”), such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund’s investment in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs, including REITs that hold residual interests in real estate mortgage conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to allocate any such tax specially to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.

Unrelated Business Taxable Income

Under current law, the Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder of the Fund could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Any investment by the Fund in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then such fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Previous legislation provided that, for taxable years beginning before January 1, 2008, a fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a ten percent (10%) shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a “related person” of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by a fund (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly designated by a fund (a “short-term capital gain dividend”). Under this prior legislation, a fund was also allowed to opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. This exemption is no longer effective. Pending legislation may reinstate and extend this exemption from withholding for one year, but it is unclear at this time whether the legislation will be enacted.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Fund is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

GLOSSARY

Duration: indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a fund’s sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Premier Funds is the designation of the Trustees under a Declaration of Trust dated August 1, 1994, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Premier Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. SUB-ADVISERS

1. The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Fund for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Fund annually.

3. The Sub-Advisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4. The Sub-Advisers shall provide the Fund and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III. THE FUND AND MASSMUTUAL

1. The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2. The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3. MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4. Whenever a Feeder Fund, as an interestholder of a Master Fund, is requested to vote on any matter submitted to interestholders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interestholder of the Master Fund, in proportion to the votes received by the Master Fund from all other interestholders of the Master Fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Baring Asset Management Group Companies

Proxy Voting Policies and Procedures

Functional Responsibility

Investment Managers

Global Events Department

Proxy Voting Committee

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimize conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed.

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

The Global Events Team can refer the matter to the Proxy Committee where they are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest—general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy.

Conflicts of interest—Barings Mutual Funds

Discretionary Clients

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group—an “In-House Vote”—unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding—and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Team Leader—Global Events Department (London)

2.	Head of Market Activities (London)

3.	Head of Equities (London)

4.	Head of Compliance (London)

5.	Head of Investment Operations (London)

6.	Head of Compliance (Boston)

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Baring International Investment Limited

Other Accounts Managed: James Syme and Paul Wimborne (the “Portfolio Managers”), who manage the assets of the MassMutual Premier Strategic Emerging Markets Fund (the “Fund”), also managed other accounts at September 30, 2008, the number and assets of which are identified below.

Portfolio Manager	Account Category	Number of Accounts*	Approximate Asset Size*
James Syme	Registered investment companies: Other pooled investment vehicles: Other Accounts (Total): Other Accounts with Performance Based Fees:	1 3 0 0	$13 million $1,500 million N/A N/A

Paul Wimborne	Registered investment companies: Other pooled investment vehicles: Other Accounts (Total): Other Accounts with Performance Based Fees:	0 2 0 0	N/A $200 million N/A N/A

*	Data as of September 30, 2008.

Material Conflicts of Interest: The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. Baring International Investment Limited (“Baring”) has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the Portfolio Managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Baring has procedures in place to ensure fair treatment of clients in the allocation of trades. Trades are pre-allocated to the relevant accounts before the order is relayed to the broker. Monitoring is undertaken on a sample basis by compliance to verify that the procedures governing fair allocation and fair participation have been followed and that there are no related issues which give rise to any concerns.

Other conflicts of interest may arise as a result of the Portfolio Managers managing both the Fund’s investments and the investments of other accounts, and the above is not a complete description of every conflict of interest that could be deemed to exist.

Compensation: Baring’s philosophy on compensation focuses on allowing key employees to participate in the success of our firm. We are incentive oriented, in the sense that contribution to client results is more important than an individual’s title or longevity with the firm in determining their total compensation. There are three components to our compensation package.

•	A competitive base salary.

•

An annual bonus. For investment professionals, at least  2/3 of the bonus is based on investment performance. We have put in place a detailed analytical system which tracks the 1 and 3 year performance of our investment professionals. The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service. The benefits of this approach are in the transparency and accountability that this methodology brings.

•

An equity-based long-term incentive award. Approximately 100 key employees, including the majority of the investment staff, participate. Each year a significant portion of bonuses is invested directly in phantom equity in BAM. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in BAM is designed to promote a partnership culture within the organisation.

Ownership of Securities: The Portfolio Managers do not own any shares of the Fund.

MassMutual Premier Funds

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)	Agreement and Declaration of Trust

	(1)	Agreement and Declaration of Trust (1)
	(2)	Amendment No. 1 to Agreement and Declaration of Trust (1)
	(3)	Amendment No. 2 to Agreement and Declaration of Trust (2)
	(4)	Amendment No. 3 to Agreement and Declaration of Trust (2)
	(5)	Amendment No. 4 to Agreement and Declaration of Trust (3)
	(6)	Amendment No. 5 to Agreement and Declaration of Trust (4)
	(7)	Amendment No. 6 to Agreement and Declaration of Trust (5)
	(8)	Amendment No. 7 to Agreement and Declaration of Trust (6)
	(9)	Amendment No. 8 to Agreement and Declaration of Trust (7)
	(10)	Amendment No. 9 to Agreement and Declaration of Trust (10)
	(11)	Amendment No. 10 to Agreement and Declaration of Trust (11)
	(12)	Amendment No. 11 to Agreement and Declaration of Trust (12)
	(13)	Amendment No. 12 to Agreement and Declaration of Trust (16)
	(14)	Amendment No. 13 to Agreement and Declaration of Trust (16)
	(15)	Amendment No. 14 to Agreement and Declaration of Trust (19)
	(16)	Amendment No. 15 to Agreement and Declaration of Trust (19)
	(17)	Amendment No. 16 to Agreement and Declaration of Trust (21)
	(18)	Amendment No. 17 to Agreement and Declaration of Trust (21)
	(19)	Amendment No. 18 to Agreement and Declaration of Trust (24)
	(20)	Amendment No. 19 to Agreement and Declaration of Trust (27)
	(21)	Amendment No. 20 to Agreement and Declaration of Trust (30)
	(22)	Amendment No. 21 to Agreement and Declaration of Trust (30)
	(23)	Amendment No. 22 to Agreement and Declaration of Trust is filed herein as Exhibit (a)(23).

(b)	By-Laws

	(1)	By-Laws of MassMutual Premier Funds (formerly, The DLB Fund Group,) (the “Trust”) (1)
	(2)	Amendment to Article 10 of the By-Laws of the Trust (17)

(c)	Instruments Defining Rights of Security Holders - See Exhibits (a) and (b)

(d)	Forms of Management Contracts

	(1)	Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) relating to the Money Market Fund (22)
	(2)	Investment Management Agreement between the Trust and MassMutual relating to the Short-Duration Bond Fund (22)
	(3)	Investment Management Agreement between the Trust and MassMutual relating to the Inflation-Protected Bond Fund (22)
	(4)	Investment Management Agreement between the Trust and MassMutual relating to the Core Bond Fund (22)
	(5)	Amendment to Investment Management Agreement between the Trust and MassMutual relating to the Core Bond Fund (32)
	(6)	Investment Management Agreement between the Trust and MassMutual relating to the Diversified Bond Fund (22)
	(7)	Investment Management Agreement between the Trust and MassMutual relating to the Balanced Fund (22)
	(8)	Investment Management Agreement between the Trust and MassMutual relating to the Value Fund (22)
	(9)	Investment Management Agreement between the Trust and MassMutual relating to the Small Company Opportunities Fund (22)
	(10)	Investment Management Agreement between the Trust and MassMutual relating to the International Equity Fund (22)
	(11)	Amendment to the Investment Management Agreement between the Trust and MassMutual relating to the International Equity Fund (32)

	(12)	Investment Management Agreement between the Trust and MassMutual relating to the Core Growth Fund (22)
	(13)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Core Equity Fund (22)
	(14)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Growth Fund (22)
	(15)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Value Fund (22)
	(16)	Investment Management Agreement between the Trust and MassMutual relating to the High Yield Fund (22)
	(17)	Investment Management Agreement between the Trust and MassMutual relating to the Small Capitalization Value Fund (22)
	(18)	Investment Sub-Advisory Agreement between MassMutual and Babson Capital Management LLC (“Babson”) relating to the Money Market Fund (22)
	(19)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Money Market Fund is filed herein as Exhibit (d)(19).
	(20)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Short-Duration Bond Fund (22)
	(21)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Short-Duration Bond Fund is filed herein as Exhibit (d)(21).
	(22)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Inflation-Protected Bond Fund (22)
	(23)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Inflation-Protected Bond Fund is filed herein as Exhibit (d)(23).
	(24)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Bond Fund (22)
	(25)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Bond Fund is filed herein as Exhibit (d)(25).
	(26)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Diversified Bond Fund (22)
	(27)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Diversified Bond Fund is filed herein as Exhibit (d)(27).
	(28)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Balanced Fund (22)
	(29)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Balanced Fund (29)
	(30)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Balanced Fund is filed herein as Exhibit (d)(30).
	(31)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional Asset Management, Inc. (“OFI Institutional”) relating to the Value Fund (26)
	(32)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Value Fund is filed herein as Exhibit (d)(32).
	(33)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Small Company Opportunities Fund (26)
	(34)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Small Company Opportunities Fund is filed herein as Exhibit (d)(34).
	(35)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the International Equity Fund (29)
	(36)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the International Equity Fund is filed herein as Exhibit (d)(36).
	(37)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Core Growth Fund (26)
	(38)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Core Growth Fund is filed herein as Exhibit (d)(38).
	(39)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Core Equity Fund (22)
	(40)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Core Equity Fund (29)
	(41)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Core Equity Fund is filed herein as Exhibit (d)(41).
	(42)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Growth Fund (22)
	(43)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Growth Fund (29)
	(44)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Growth Fund is filed herein as Exhibit (d)(44).
	(45)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund (22)
	(46)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund (29)
	(47)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Enhanced Index Value Fund is filed herein as Exhibit (d)(47)
	(48)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the High Yield Fund (22)
	(49)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the High Yield Fund is filed herein as Exhibit (d)(49).
	(50)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Small Capitalization Value Fund (26)
	(51)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Small Capitalization Value Fund is filed herein as Exhibit (d)(51).
	(52)	Investment Management Agreement between the Trust and MassMutual relating to the Strategic Income Fund (22)
	(53)	Investment Management Agreement between the Trust and MassMutual relating to the Main Street Fund (22)
	(54)	Investment Management Agreement between the Trust and MassMutual relating to the Capital Appreciation Fund (22)
	(55)	Investment Management Agreement between the Trust and MassMutual relating to the Global Fund (22)
	(56)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Strategic Income Fund (29)
	(57)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Strategic Income Fund is filed herein as Exhibit (d)(57).
	(58)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Strategic Income Fund is filed herein as Exhibit (d)(58).
	(59)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Fund (29)
	(60)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Fund is filed herein as Exhibit (d)(60).
	(61)	Investment Sub-Advisory Agreement between MassMutual and OppenheimerFunds, Inc. (“OFI”) relating to the Capital Appreciation Fund (22)
	(62)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Capital Appreciation Fund is filed herein as Exhibit (d)(62).
	(63)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Capital Appreciation Fund is filed herein as Exhibit (d)(63).
	(64)	Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Global Fund (22)
	(65)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Global Fund is filed herein as Exhibit (d)(65).
	(66)	Amendment Two to Investment Sub-Advisory Agreement between MassMutual and OFI relating to the Global Fund is filed herein as Exhibit (d)(66).
	(67)	Investment Management Agreement between the Trust and MassMutual relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (24)
	(68)	Investment Management Agreement between the Trust and MassMutual relating to the Focused International Fund (24)
	(69)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (26)
	(70)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) is filed herein as Exhibit (d)(70).
	(71)	Investment Sub-Advisory Agreement between MassMutual and Baring International Investment Limited (“Baring”) relating to the Focused International Fund (24)
	(72)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Baring relating to the Focused International Fund is filed herein as Exhibit (d)(72).
	(73)	Investment Management Agreement between the Trust and MassMutual relating to the Main Street Small Cap Fund (27)
	(74)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Small Cap Fund (27)
	(75)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Main Street Small Cap Fund is filed herein as Exhibit (d)(75).
	(76)	Investment Management Agreement between the Trust and MassMutual relating to the Core Value Equity Fund (30)
	(77)	Investment Management Agreement between the Trust and MassMutual relating to the International Bond Fund (30)
	(78)	Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Value Equity Fund (30)
	(79)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Babson relating to the Core Value Equity Fund is filed herein as Exhibit (d)(79).
	(80)	Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Core Value Equity Fund (30)
	(81)	Amendment to Investment Sub-Advisory Agreement between MassMutual and OFI Institutional relating to the Core Value Equity Fund is filed herein as Exhibit (d)(81).
	(82)	Investment Sub-Advisory Agreement between MassMutual and AllianceBernstein L.P. (“AllianceBernstein”) relating to the Core Value Equity Fund (30)
	(83)	Amendment to Investment Sub-Advisory Agreement between MassMutual and AllianceBernstein relating to the Core Value Equity Fund is filed herein as Exhibit (d)(83).
	(84)	Investment Sub-Advisory Agreement between MassMutual and Baring relating to the International Bond Fund (30)
	(85)	Amendment to Investment Sub-Advisory Agreement between MassMutual and Baring relating to the International Bond Fund is filed herein as Exhibit (d)(85).
	(86)	Investment Management Agreement between the Trust and MassMutual relating to the Strategic Emerging Markets Fund is filed herein as Exhibit (d)(86).
	(87)	Investment Sub-Advisory Agreement between MassMutual and Baring relating to the Strategic Emerging Markets Fund is filed herein as Exhibit (d)(87).

(e)	Underwriting Contracts

	(1)	Principal Underwriter Agreement between MassMutual and MML Distributors, LLC (27)
	(2)	Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. (23)

(f)	Deferred Compensation Plan for Trustees of Registrant (31)

(g)	Custodian Agreements

	(1)	Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) (31)

(h)	Other Material Contracts

	(1)	Transfer Agency and Service Agreement among the Trust, MassMutual and State Street (31)
	(2)	Form of Administrative and Shareholder Services Agreement between the Trust and MassMutual (19)
	(3)	Amendment, dated February 23, 2006, to Administrative and Shareholder Services Agreements (27)
	(4)	Form of Agreement and Plan of Reorganization (6) and (19)

(5)	Sub-Administration Agreement between MassMutual and State Street (31)
(6)	Expense Limitation Agreement between the Trust and MassMutual with respect to the Core Value Equity Fund and International Bond Fund (30)
(7)	Expense Limitation Agreement between the Trust and MassMutual (31)
(8)	Expense Limitation Agreement between the Trust and MassMutual with respect to the Strategic Emerging Markets Fund is filed herein as Exhibit (h)(8).

(i)	Legal Opinions

	(1)	Opinion and Consent of Ropes & Gray LLP (12)
	(2)	Opinion and Consent of Ropes & Gray LLP (21)
	(3)	Opinion and Consent of Ropes & Gray LLP (21)
	(4)	Opinion and Consent of Ropes & Gray LLP (23)
	(5)	Opinion and Consent of Ropes & Gray LLP (24)
	(6)	Opinion and Consent of Ropes & Gray LLP (27)
	(7)	Opinion and Consent of Ropes & Gray LLP (30)
	(8)	Opinion and Consent of Ropes & Gray LLP is filed herein as Exhibit (i)(8).

(j)	Other Opinions

	(1)	Not applicable

(k)	Omitted Financial Statements - Not Applicable

(l)	Letter of Understanding relating to Initial Capital (1)

(m)	Forms of Rule 12b-1 Plans

	(1)	Form of Class A Distribution and Service (Rule 12b-1) Plan (19)
	(2)	Form of Class Y Rule 12b-1 Plan (19)
	(3)	Form of Class L Rule 12b-1 Plan (19)
	(4)	Form of Class S Rule 12b-1 Plan (19)
	(5)	Form of Class N Rule 12b-1 Plan (19)

(n)	Amended and Restated Rule 18f-3 Plan relating to each series of the Trust is filed herein as Exhibit (n).

(o)	(1)	Powers of Attorney for Nabil N. El-Hage, Maria D. Furman, Corine T. Norgaard and C. Ann Merrifield (26)

	(2)	Power of Attorney for Frederick C. Castellani (27)

(p)	Codes of Ethics

	(1)	Code of Ethics for Babson (31)
	(2)	Code of Ethics for the Trust, MassMutual and MML Distributors, LLC (28)
	(3)	Code of Ethics for OFI and OFI Institutional (31)
	(4)	Code of Ethics for Baring (29)
	(5)	Code of Ethics for AllianceBernstein (30)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed on February 19, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 filed on April 30, 1998.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 22, 1999.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 22, 1999.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 filed on August 13, 1999.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on October 29, 1999.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 filed on January 14, 2000.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on April 12, 2000.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed on June 19, 2000.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on September 1, 2000.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on October 19, 2000.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed on October 24, 2000.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on February 27, 2001.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 11, 2001.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 28, 2002.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on February 28, 2003.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on February 27, 2004.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on July 30, 2004.
(19)	Incorporated by reference to Registrant’s Registration Statement on Form N-14, File No. 333-118009, filed on August 6, 2004.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on October 13, 2004.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 1, 2004.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on December 29, 2004.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 filed on February 25, 2005.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on November 30, 2005.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed on March 1, 2006.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed on July 14, 2006.
(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on September 26, 2006.
(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed on December 20, 2006.
(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed on February 28, 2007.
(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on December 20, 2007.
(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 filed on February 29, 2008.
(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed on August 18, 2008.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1.	C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

2.	MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

3.	CML Mezzanine Investor, LLC, a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company, all the stock of which is owned by C.M. Life Insurance Company.

4.	The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

5.	MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding LLC has a 1% ownership interest.

6.	MassMutual Holding LLC, a Delaware limited liability company that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

7.	MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all the stock of which is owned by MassMutual Holding LLC. This entity has been dissolved.

8.	MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all the stock of which is owned by MassMutual Holding LLC.

9.	MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer, all the capital stock of which is owned by MassMutual Holding LLC.

10.	MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all the stock of which is owned by MML Investors Services, Inc.

11.	MMLISI Financial Alliances, LLC, a Delaware limited liability company that operates as a securities broker-dealer. MML Investors Services, Inc. has a 51% ownership interest and Series Members have a 49% ownership interest.

12.	MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding LLC owns all of the outstanding shares of MassMutual Holding MSC, Inc.

13.	MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

14.	MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

15.	9048-5434 Quebec, Inc., a Canadian corporation that operated as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owned all the shares of 9048-5434 Quebec, Inc. This subsidiary is inactive.

16.	1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

17.	Cornerstone Real Estate Advisers LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

18.	MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding LLC.

19.	Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, LLC and 50% owned by MML Realty Management Corporation.

20.	Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

21.	Babson Capital Management LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

22.	Babson Capital Securities Inc (formerly Babson Securities Corporation), a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by Babson Capital Management LLC.

23.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC, all of the stock of which is owned by Babson Capital Management LLC. This entity has been dissolved.

24.	FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. Babson Capital Management LLC is a limited partner in AM, with a 58% controlling interest.

25.	FITech Domestic Partners, LLC (“DP”), a Delaware limited liability company that is a general partner of FITech Asset Management, L.P. (“AM”). Babson Capital Management LLC is a limited partner in DP, holding a 58% controlling interest.

26.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company, a Japanese registered investment adviser, all the stock of which is owned by Babson Capital Management LLC.

27.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license, all the stock of which is owned by Babson Capital Management LLC.

28.	Babson Capital Guernsey Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Babson Capital Management LLC.

29.	Babson Capital Europe Limited (formerly known as Duke Street Capital Debt Management of London), an institutional debt-fund manager organized under the laws of England and Wales, all the stock of which is owned by Babson Capital Guernsey Limited.

30.	Almack Holding Partnership GP Limited, an English company that will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP, all the stock of which is owned by Babson Capital Europe Limited.

31.	Almack Mezzanine Fund Limited, an English company that will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine 1 LP, all the stock of which is owned by Babson Capital Europe Limited.

32.	Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding LLC owns 97.9% of the capital stock of OAC.

33.	OppenheimerFunds, Inc. (“OFI”), a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all the stock of which is owned by OAC.

34.	Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

35.	OppenheimerFunds Distributor, Inc., a New York corporation that operated as a securities broker-dealer, all the stock of which is owned by OppenheimerFunds, Inc.

36.	Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operated as a holding company, all the stock of which is owned by OppenheimerFunds, Inc. This entity has been dissolved.

37.	Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

38.	Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

39.	Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer Funds and MassMutual Funds, all the stock of which is owned by OppenheimerFunds, Inc.

40.	OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

41.	OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment adviser, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

42.	Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all the stock of which is owned by OFI Institutional Asset Management, Inc.

43.	OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all the stock of which is owned by OFI Institutional Asset Management, Inc.

44.	HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all the stock of which is owned by OFI Institutional Asset Management, Inc.

45.	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company that is a subsidiary of OFI Institutional Asset Management, Inc. OppenheimerFunds, Inc. holds a 10% ownership interest and OFI Institutional Asset Management, Inc. holds a 90% ownership interest in OppenheimerFunds (Asia) Limited.

46.	OppenheimerFunds International, Ltd. (“OFIL”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company for which OFI provides portfolio management services as an investment adviser.

47.	Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc. (which was formerly Tremont Advisers, Inc.)), a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corp.

48.	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Group Holdings, Inc.

49.	Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a Connecticut corporation that operates as a registered investment adviser, all the stock of which is owned by Tremont Group Holdings, Inc.

50.	Tremont Capital Management Limited, a company based in the United Kingdom, all the stock of which is owned by Tremont Group Holdings, Inc.

51.	Tremont Securities, Inc., a New York Company that acts as a registered broker-dealer, all the stock of which is owned by Tremont Group Holdings, Inc.

52.	Tremont Capital Management Corp., a New York Company, 77% of which is owned by Tremont Group Holdings, Inc.

53.	Tremont Capital Management (Asia) Limited, a Hong Kong Company, all the stock of which is owned by Tremont Group Holdings, Inc.

54.	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-U.S. strategy based funds, all the stock of which is owned by Tremont Group Holdings, Inc.

55.	Tremont GP, Inc., a Delaware Corporation, all the stock of which is owned by Tremont Group Holdings, Inc.

56.	HYP Management LLC, a Delaware limited liability company that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding LLC owns all of the outstanding stock of HYP Management LLC.

57.	MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11% and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

58.	MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding LLC owns all of the outstanding stock of MassMutual Benefits Management, Inc.

59.	MMHC Investment LLC (formerly known as MMHC Investment, Inc.), a Delaware limited liability company that is a passive investor in MassMutual investments. MassMutual Holding LLC owns all of the outstanding stock of MMHC Investment LLC.

60.	MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual owns 1.79%, MMHC Investment LLC owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC. This entity has been dissolved.

61.	MassMutual International LLC (formerly known as MassMutual International, Inc.), a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding LLC.

62.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all the stock of which is owned by MassMutual International LLC

63.	MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company, all the stock of which is owned by MassMutual International LLC.

64.	MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, 99.99% of which is owned by MassMutual International LLC and .01% of which is owned by MassMutual Holding LLC.

65.	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, 99.99% of which is owned by MassMutual Asia Limited and ..01% is owned by MassMutual Services Limited.

66.	MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Kenneth Yu (in trust for MassMutual Asia Ltd.) and Protective Capital (International) Limited each hold a 20% ownership interest in MassMutual Trustees Limited.

67.	Protective Capital (International) Limited, a corporation organized in Hong Kong that is a dormant investment company, 99.98% of which is owned by MassMutual Asia Limited, .01% by Jones Leung and .01% by Ling Sau Lei. Protective Capital (International) Limited currently holds a 6.38% ownership interest in MassMutual Life Insurance Company in Japan.

68.	MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Protective Capital (International) Limited holds a 50% interest in MassMutual Services Limited. This company is now inactive.

69.	MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Protective Capital (International) Limited holds a 50% interest in MassMutual Guardian Limited. This company is now inactive.

70.	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services, all the stock of which is owned by MassMutual Asia Limited.

71.	MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International LLC in Taiwan, all the stock of which is owned by MassMutual International LLC.

72.	MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. and Mercuries Group each hold a 39.01% ownership interest in MassMutual Mercuries Life Insurance Co. and 21.98% is owned by other shareholders.

73.	Fuh Hwa Securities Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 30.71% ownership interest, MassMutual International Holding MSC, Inc. holds a 21.14% ownership interest, Mercuries-Jeantex holds a 8.25% ownership interest, Mercuries-Fubao holds a 9.60% ownership interest, Mercuries & Associates, Ltd. holds a 3.29% ownership interest, Bank SinoPac holds a 4.63% ownership interest, Fuh Hwa employees hold a 10.09% ownership interest and other shareholders hold a 12.29% ownership interest.

74.	MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International LLC owns 80.03%, MassMutual Real Estate GK owns 7.64%, Protective Capital (International) Limited owns 6.38%, MassMutual Asia Limited owns 5.93% and MassMutual Life Insurance Company owns 0.02% of the outstanding shares of MassMutual Life Insurance Company (Japan).

75.	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities, all the stock of which is owned by MassMutual Life Insurance Company.

76.	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities, all of the stock of which is owned by MassMutual Life Insurance Company.

77.	MM Real Estate GK (formerly known as MM Real Estate Co., Ltd.), a Japanese entity that holds and manages real estate. MassMutual Life Insurance Company (Japan) holds a 4.8% ownership interest and MassMutual International LLC holds a 95% ownership interest in MM Real Estate Co., Ltd.

78.	MassMutual Global Wealth Management Limited, a Guernsey company that is the fund manager for its two subsidiary companies (MassMutual Global Allocation Funds PCC Limited and MassMutual Global Wealth Funds PCC Limited), all the stock of which is owned by MassMutual International LLC.

79.	MassMutual Global Allocation Funds PCC Limited, an open-ended investment company incorporated in the Guernsey as a protected cell company, all the stock of which is owned by MassMutual Global Wealth Management Limited.

80.	MassMutual Global Wealth Funds PCC Limited, a limited liability open-ended investment company incorporated as a protected cell company, all the stock of which is owned by MassMutual Global Wealth Management Limited.

81.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International LLC holds a 79.43% ownership interest, 1279342 Ontario Limited holds a 20.5% ownership interest and MassMutual Holding LLC holds a .07% ownership interest in MassMutual Internacional (Chile) Limitada.

82.	MassMutual (Chile) Limitada, a limited liability company organized in the Republic of Chile. MassMutual Internacional (Chile) Limitada holds a 99.99% ownership interest and MassMutual International LLC holds a .01% ownership interest in MassMutual (Chile) Limitada.

83.	Compañia de Seguros CorpVida S.A. (formerly known as Compañia de Seguros Vida Corp S.A., (which was formerly Mass Seguros de Vida, S.A.)) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual (Chile) Limitada owns 33.49%, Corp Group Vida Chile S.A. owns 37.48% and Corp Group Interhold S.A. owns 29.03% of the outstanding shares of Compañia de Seguros Vida Corp S.A.

84.	MML Financial, LLC, a Delaware limited liability company that operates as a holding company, all the stock of which is owned by MassMutual Holding LLC.

85.	MML Investment Products, LLC, a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act, all the stock of which is owned by MML Financial, LLC. This company primarily makes investments.

86.	MML Assurance, Inc., a New York insurance company, all the stock of which is owned by MML Financial, LLC.

87.	Invicta Holdings LLC, a Delaware limited liability company that acts as a holding company, all the stock of which is owned by MML Financial, LLC.

88.	Invicta Advisors LLC, a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC, all the stock of which is owned by Invicta Holdings LLC.

89.	Invicta Capital LLC, a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC, all the stock of which is owned by Invicta Holdings LLC.

90.	Invicta Credit LLC, a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps, all the stock of which is owned by Invicta Capital LLC.

91.	MassMutual Baring Holding, LLC, a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Holding LLC.

92.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Baring Holding, LLC.

93.	Baring Asset Management Limited, a company incorporated under the laws of England and Wales that acts an investment manager/adviser, all the stock of which is owned by MassMutual Holdings (Bermuda) Ltd.

94.	Baring Asset Management Life Limited, a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986, all the stock of which is owned by Baring Asset Management Limited. This entity has been dissolved.

95.	Baring Fund Managers Limited, a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes, all the stock of which is owned by Baring Asset Management Limited.

96.	Baring International Investment Limited, a company incorporated under the laws of England and Wales that acts as an investment manager/adviser, all the stock of which is owned by Baring Asset Management Limited.

97.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited, all the stock of which is owned by Baring Asset Management Limited.

98.	Baring Private Investment Management Limited, a company incorporated under the laws of England and Wales, all the stock of which is owned by Baring Asset Management Limited. This is a non-trading company. This entity has been dissolved.

99.	Baring Investment Services Limited, a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK, all the stock of which is owned by Baring Asset Management Limited.

100.	Baring International Investment Management Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring Asset Management Limited.

101.	Baring Asset Management GmbH, a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group, all the stock of which is owned by Baring International Investment Management Holdings Limited.

102.	Baring France S.A.S. (formerly known as Baring Asset Management France S.A.), a company incorporated under the laws of France that handles distribution and client services for qualified investors, all the stock of which is owned by Baring International Investment Management Holdings Limited.

103.	Baring Investment Administrative Services (South Africa) Limited, a company incorporated under the laws of South Africa, all the stock of which is owned by Baring International Investment Management Holdings Limited. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981, as amended.

104.	Baring International Investment Management Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring International Investment Management Holdings Limited.

105.	Baring Mutual Fund Management S.A., a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund, all the stock of which is owned by Baring International Investment Management Limited. This entity has been dissolved.

106.	Baring Asset Management UK Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring International Investment Management Limited.

107.	Baring Asset Management (CI) Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

108.	Baring International Fund Managers (Ireland) Limited, a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

109.	Baring Mutual Fund Management (Ireland) Limited, a company incorporated under the laws of Ireland that acts as an investment adviser, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

110.	Baring Sice (Taiwan) Limited, a regulated company organized in Taiwan, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

111.	Baring Asset Management (Asia) Holdings Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

112.	Baring Asset Management (Asia) Limited, a company organized in Hong Kong that acts as an investment adviser, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

113.	Baring International Fund Managers (Bermuda) Limited, a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

114.	Baring Asset Management (Japan) Limited, a company organized in Japan that acts as an investment adviser, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

115.	Baring Asset Management (Australia) Pty Limited, an investment adviser incorporated under the laws of Australia, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

116.	Baring Asset Management Holdings, Inc., a Delaware corporation that acts as an intermediate holding company, all the stock of which is owned by MassMutual Baring Holding LLC.

117.	Baring Asset Management, Inc., a Massachusetts corporation that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Holdings, Inc.

118.	Baring Investment Services, Inc., a Delaware corporation that acts as a captive broker-dealer, all the stock of which is owned by Baring Asset Management Holdings, Inc. This entity has been dissolved.

119.	MassMutual Capital Partners LLC, a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

120.	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

121.	MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

122.	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

123.	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

124.	Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

125.	Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

126.	Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser. This entity has been dissolved.

127.	Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

128.	Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC acts as sub-adviser.

129.	MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC, hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser. This entity has been dissolved.

130.	Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts as sub-adviser.

131.	Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

132.	Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

133.	MML Private Placement Investment Company I, LLC, a Delaware limited liability company, all the stock of which is owned by MassMutual.

134.	MML Private Equity Fund Investor LLC, a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments, all the stock of which is owned by MassMutual.

135.	MML Mezzanine Investor, LLC, a Delaware limited liability company that acts as a blocker entity for MassMutual, all the stock of which is owned by MassMutual.

136.	MMC Equipment Finance LLC, a Delaware limited liability company established to engage primarily in equipment finance and leasing activities, all the stock of which is owned by MassMutual.

137.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) an equipment financing company that provides collateralized lending, financing and leasing services nationwide, all the stock of which is owned by MMC Equipment Finance LLC.

138.	Winmark Special Finance LLC, a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, all the stock of which is owned by MassMutual Asset Finance LLC.

139.	Winmark Limited Funding LLC, a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes that are secured by such assets (excluding residual interests), all the stock of which is owned by MassMutual Asset Finance LLC.

140.	WEF Seller LLC 2006-A, a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights, all the stock of which is owned by MassMutual Asset Finance LLC.

141.	WEF Issuer LLC 2006-A, a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes, all the stock of which is owned by WEF Seller LLC 2006-A.

142.	Special Value Continuation Fund, LLC

143.	Special Value Continuation Partners, LLC

144.	Special Value Opportunities Fund, LLC

145.	Tennenbaum Opportunities Fund V, LLC

146.	The Asia Pacific Fund, Inc.

147.	The Greater China Fund, Inc.

MassMutual or Babson Capital acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1.	MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series Investment Fund II and Babson Capital Management LLC acts as sub-adviser to certain series.

2.	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and Babson Capital Management LLC acts as sub-adviser to certain series. OppenheimerFunds, Inc. and Baring International Investment Limited also act as sub-advisers to certain series.

3.	MassMutual Corporate Investors (“CI”), a Massachusetts business trust that operates as a closed-end investment company. Babson Capital Management LLC is the investment adviser to CI.

4.	MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. Babson Capital Management LLC acts as the investment adviser to PI.

5.	Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts a sub-adviser.

6.	MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

7.	MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

8.	MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual holds 1.79%, MMHC Investment LLC holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC. This entity has been dissolved.

9.	Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser. This entity has been dissolved.

10.	Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

11.	Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC is the sub-adviser.

12.	MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser. This entity has been dissolved.

13.	Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. Babson Capital Management LLC is the investment adviser. MassMutual holds 23.13% of the preferred shares.

14.	Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. Babson Capital Management LLC is the investment manager. MassMutual owns 33.99% of the preferred shares.

15.	Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

16.	Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. Babson Capital Management LLC is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

17.	Leland Fund, L.P., a Delaware limited partnership that has made investments in a diversified international fund. Babson Capital Management LLC is the investment manager. MassMutual holds 70.47% of the ownership interest in this entity.

18.	Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by Babson Capital Management LLC.

19.	Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by Babson Capital Management LLC.

20.	Phoenix Funding Limited, a cash/flow CDO that is managed by Babson Capital Management LLC.

21.	PALMYRA Funding Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

22.	PALMYRA Funding II Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

23.	Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. Babson Capital Management LLC serves as the investment manager.

24.	Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. Babson Capital Management LLC serves as the investment manager. MassMutual currently has a 28% interest in the fund.

25.	Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson Capital Management LLC serves as investment adviser.

26.	Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson Capital Management LLC acts as a financial sub agent.

27.	Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson Capital Management LLC acts as a collateral manager.

28.	Tower Square Capital Partners, L.P., a Delaware limited partnership organized by Babson Capital Management LLC Capital Management LLC to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of Babson Capital Management LLC is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. Babson Capital Management LLC serves as the Investment Manager.

29.	Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson Capital Management LLC acts as an adviser through its relationship in the GP adviser.

30.	MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson Capital Management LLC is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

31.	Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware—Babson Capital Management LLC is a Co-Manager and a 7.5% Member of the Managing Member—MassMutual owns 7.5% of the equity in the fund (as a Member).

32.	Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)) (this is the on-shore feeder to the fund next named below).

33.	Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, feeder owns 99.9%.

34.	Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson Capital Management LLC is Portfolio Manager—MassMutual owns 22.24% of preference shares.

35.	Tower Square Capital Limited—Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

36.	Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager.

37.	Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager. MassMutual owns 26% of the preference shares.

38.	Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson Capital Management LLC is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

39.	Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson Capital Management LLC is the collateral manager of Jackson Creek CDO, Ltd.

40.	Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson Capital Management LLC is the investment manager.

41.	Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson Capital Management LLC serves as the investment manager.

42.	Babson Capital High Yield LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in high yield corporate debt obligations. MassMutual owns approximately 27% of the interests in this fund.

43.	Winterset Capital Partners, L.P., a Delaware limited partnership that is a hedge fund. MassMutual holds 100% of the ownership interest in this fund.

44.	Winterset Master Fund, L.P., a Cayman Islands limited partnership that operates as a high yield bond and loan and special opportunities hedge fund.

45.	Babson CLO Ltd. 2004-I, an exempted company incorporated with limited liability under the laws of the Cayman Islands. MassMutual holds approximately 20% of the ownership interests in this fund in the form of subordinated notes.

46.	Hanover/Babson Equity Investors Manager LLC.

47.	Babson CLO Ltd. 2004-II.

48.	Babson CLO Ltd. 2005-I.

49.	Babson CLO Ltd. 2005-II.

50.	Great Lakes LLC.

51.	J/Z CBO (Delaware), LLC.

52.	Tower Square Capital LLC.

53.	TSCP Selective, L.P., a United States partnership.

54.	Babson Capital Loan Strategies Fund L.P.

55.	Pioneer Valley Structured Credit CDO I, Ltd.

56.	Stony Hill CDO I (Cayman), Ltd.

57.	Stony Hill CDO II (Cayman), Ltd.

58.	Stony Hill CDO III (Cayman), Ltd.

59.	Stony Hill CDO IV (Cayman), Ltd.

60.	Stony Hill CDO V (Cayman), Ltd.

61.	Griffin’s Wharf Fund, LLC, a Delaware limited liability company that operates as a long/short equity hedge fund.

62.	Griffin’s Wharf Offshore Fund, Ltd., a Cayman Islands corporation that operates as a long/short equity hedge fund.

63.	Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

64.	Babson CLO Ltd. 2005 III

65.	Babson Capital Loan Strategies Master Fund, L.P.

66.	Cobbs Wharf Fund, L.P.

67.	Cobbs Wharf Master Fund, L.P.

68.	Osprey Strategies Ltd.

69.	Quantitative Enhanced Decisions Master Fund, LP.

70.	Quantitative Enhanced Decisions Offshore Fund, Ltd.

71.	Quantitative Enhanced Decisions Fund II, Ltd.

72.	Special Value Opportunities Fund, LLC

73.	Tower Square Capital Partners II, L.P.

74.	Tower Square Capital Partners II-A, L.P.

75.	Whately CDO I, Ltd.

76.	Enhanced Mortgage-Backed Securities Fund V Limited

77.	ELC 1999-II

78.	100.Wrightwood Capital LLC

79.	Aaardvark Funding Limited

80.	Aaardvark Funding II Limited

81.	Aaardvark Funding III Limited

82.	Aaardvark Funding IV Limited

83.	Aaardvark Funding ABS CDO 2007-1

84.	Aaardvark XS Funding Limited

85.	Babson Capital Loan Strategies Offshore Fund Ltd.

86.	Babson CLO Ltd. 2006-I

87.	Babson CLO Ltd. 2006-II

88.	Babson CLO Ltd. 2007-I

89.	Babson Mezzanine Realty Investors, LP

90.	Baring EMEA Absolute Return Fund plc

91.	Baring European Smaller Companies Absolute Return Fund plc

92.	Baring International Foreign Investment Trust

93.	Baring International Investment Limited Active/Passive Index Funds for Employee Trusts

94.	Baring International Investment Limited Trust for Employee Benefit Plans

95.	Baring Investment Series, LLC

96.	Baring Japan Absolute Return Fund plc

97.	Blue Chip Multi-Strategy Fund LP

98.	Blue Chip Multi-Strategy Management LLC

99.	Blue Chip Multi-Strategy Master Fund LP

100.	Cobbs Wharf Management LLC

101.	Cobbs Wharf Offshore Fund Ltd.

102.	Connecticut Valley Structured Credit CDO III, Ltd.

103.	Diversified Credit Opportunity Fund 2003-1, LLC

104.	Diversified Credit Opportunity Fund 2003-1 (Cayman), LP

105.	Fugu Credit PLC

106.	Great Lakes II LLC

107.	Greylock Synthetic CDO

108.	HarbourView CBO I, Limited

109.	HarbourView CDO II, Limited

110.	HarbourView CDO III, Limited

111.	HarbourView CLO IV, Limited

112.	HarbourView CLO 2006-1, Limited

113.	Iris SPV PLC

114.	Leland Fund Master GP, L.P.

115.	Leland Fund Multi GP, Ltd.

116.	Loan Strategies Management LLC

117.	Merryall Fund LP

118.	Merryall Management LLC

119.	Merryall Master Fund L.P.

120.	Mill River Management LLC

121.	OFI Institutional Alpha-Plus Fund, LP

122.	OFI Institutional Core Fixed Income Fund, LLC

123.	OFI Institutional Core Plus Fixed Income Fund, LP

124.	OFI Institutional Discovery Small Cap Growth Fund, LLC

125.	OFI Institutional Emerging Markets Equity Fund, LP

126.	OFI Institutional Enhanced Index Large Cap Growth Fund, LLC

127.	OFI Institutional Fundamental Mid Cap Value Fund, LLC

128.	OFI Institutional Fundamental Small Cap Growth Fund, LLC

129.	OFI Institutional International Equity Fund, LP

130.	OFI Institutional Micro Cap Value Fund, LLC

131.	OFI Institutional Mid Cap Concentrated Growth Fund, LLC

132.	OFI Institutional Mid Cap Growth Fund, LLC

133.	OFI Institutional Commodities Strategy Fund I, LLC

134.	OFI Institutional Short Duration Fixed Income Fund, LLC

135.	OFI Institutional Small Cap Growth Fund, LLC

136.	OFI Institutional SMid Cap Core Fund, LLC

137.	OFI Institutional Market Neutral Fund, LLC

138.	OFI Institutional Mid Cap Value Fund, LLC

139.	OFI Institutional Small Cap Core Fund, LLC

140.	OFI Institutional Small Cap Value Fund, LLC

141.	OFI Institutional Opportunistic Long Short Fund, LLC

142.	OFI Institutional Commodities Opportunities Fund, LLC

143.	OFI Institutional Commodities Strategy Fund II, LLC

144.	OFI Institutional Floating Rate Loan Fund, LLC

145.	OFI Institutional Global Opportunities Fund, LP

146.	OFI Institutional Baring International Fund, LP

147.	OFI Institutional International Index Fund, LP

148.	OFI Institutional Large Cap Core Index Fund, LLC

149.	OFI Institutional Small Cap Index Fund, LLC

150.	Oppenheimer Tremont Opportunity Fund, LLC

151.	Oppenheimer Tremont Market Neutral Fund, LLC

152.	OFITC Capital Appreciation Fund

153.	OFITC Core Fixed Income Fund

154.	OFITC Core Plus Fixed Income Fund

155.	OFITC Emerging Markets Equity Fund

156.	OFITC Enhanced Index Large Cap Core Fund

157.	OFITC Enhanced Index Large Cap Growth Fund

158.	OFITC Enhanced Index Large Cap Value Fund

159.	OFITC Fundamental Small Cap Relative Value Fund

160.	OFITC Global Fund

161.	OFITC Growth & Income Fund

162.	OFITC International ADR Fund

163.	OFITC International Growth Fund

164.	OFITC Intrinsic Value Fund

166.	OFITC Large Cap Core Fund

167.	OFITC Large Cap Value Fund

168.	OFITC Mid Cap Value Fund

169.	OFITC Commodities Strategy Fund I

170.	OFITC Commodities Strategy Fund II

171.	OFITC Commodities Opportunities Fund

172.	OFITC Opportunistic Long Short Fund

173.	OFITC Short Duration Fixed Income Fund

174.	OFITC Small Cap Core Fund

175.	OFITC Small Cap Growth Fund

176.	OFITC Small Cap Value Fund

177.	OFITC SMid Cap Core Fund

178.	OFITC SMid Cap Value Fund

179.	OFITC Quality Bond Fund

180.	OFITC Large Cap Relative Value Fund

181.	OFITC High Yield Fund

182.	OFITC Small Cap Core Fund II

183.	OFITC Money Market Fund

184.	OFITC U.S. Government Trust Fund

185.	OFI Stable Value Trust

186.	Phoenix Funding Limited

187.	Rockall CLO B.V.

188.	Sapphire Valley CDO I, Ltd.

189.	Special Value Absolute Return Fund, LLC

190.	Special Value Bond Fund II, LLC

191.	Winterset Management LLC

MassMutual or Cornerstone Real Estate Advisers LLC acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1.	Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2.	Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3.	Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds a 65% ownership interest in this company.

4.	CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds a 24.1% ownership interest in this corporation.

5.	Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds a 55% ownership interest in this company.

6.	Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

7.	CREA/PPC Venture, LLC, a Delaware limited liability company. MassMutual is the managing and controlling member of this entity.

8.	LVC-APTS, LP, a Delaware limited partnership formed to take title to residential property.

9.	Cornerstone Apartment Venture I, LLC is 100% owned by MassMutual on behalf of MassMutual and a MassMutual insurance company separate investment account whose sole contract holder is a New York State Teacher’s Retirement System. The entity was formed for the purpose of acquiring interest in entities that develop, own and operate apartment projects.

10.	West Conshohocken, LP, a Pennsylvania limited partnership that owns an office building in suburban Philadelphia. MassMutual wholly owns this entity.

11.	West Conshohocken, LLC, a Pennsylvania limited liability company that is the general partner of West Conshohocken, LP.

12.	Rockville Town Center, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

13.	Marco Island Condominium, LLC, a Florida limited liability company that was formed for the purpose of developing and selling condominiums constructed in Marco Island, Florida. This entity is 100% owned by MassMutual.

14.	300 Third Street, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

15.	Hickory Creek Industrial, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

16.	VPRH, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

17.	Corporate Crossing, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

ITEM 25. INDEMNIFICATION

Article VIII (Sections 1, 2 and 3) of Registrant’s Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

(a) The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

ROGER G. ACKERMAN, Director (since 1991), Chairman, Corporate Governance Committee and Member, Executive and Operations Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, P.O. Box 45, Phoenix, New York 13135 (manufacturer of advanced materials, communication equipment and environmental products); Director (since 1991), The Brinks Company (transportation and security services), 1801 Bayberry Ct., P.O. Box 18100, Richmond, Virginia 23226-8100; Member, Business Roundtable (since 1996); Member, The Business Council (since 1997); Member, Executive committee, National Association of Manufacturers (since 1991); and Member, Board of Overseers, Rutgers University Foundation (since 1996).

THOMAS C. BARRY, Director (since 2007) and Member, Audit and Investment Committees

Founder, President and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director, African Capital Alliance, Ltd., Lagos, Nigeria; Member, Council on Foreign Relations, New York, New York; Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, The Hotchkiss School, Lakeville, Connecticut; Advisory Board President, IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Dean’s Council, The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Board, South African Capital Growth Fund; Chairman, Summer Search, New York, New York; Director, Techno Serve, Norwalk, Connecticut; Director, Trickle Up, New York, New York; Trustee, University School, Cleveland, Ohio; and Member, Yale University President’s Council on International Affairs, New Haven, Connecticut.

JAMES R. BIRLE, Lead Director (since 2007) Chairman (2005-2006), Director (since 1996), Chairman, Executive and Investment Committees and Member, Corporate Governance and Operations Committees

Chairman (since 1997), Resolute Partners, LLC; President (1994-1997) and Founder (1994), Resolute Partners, Inc. (private merchant bank), Greenwich, Connecticut.

KATHLEEN A. CORBET, Director (since 2008) and Member, Investment and Operations Committees

Former President (2004-2007), Standard & Poor’s, New York, New York; Trustee, Chair, Committee on University Advancement and Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467; Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; Member, New Canaan Board of Finance, New Canaan, Connecticut; Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; and Member, Investment Advisory Committee, New York Community Trust (Not for profit).

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002) and Member, Audit and Corporate Governance Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, DC 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company; Chairman (since 2007) and Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2006), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (2004-2006) and Director (since 1998), Alliance to Save Energy, Washington, DC; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Member, Human Resources and Investment Committees

Senior Vice President and Assistant General Counsel Labor and Employment (since 2005), Senior Vice President and Assistant General Counsel (2004-2005), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Chair (2003-2005), The Tomas Rivera Policy Institute; Trustee (1993-2005), Radio and Television News Directors Foundation; National First Vice-Chair (2002-2005) and Chairman of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (since 2001), UST-NYSE; Director (2001-2005), Entravision-NYSE; Director (2005-2006), CarrAmerica NYSE; Trustee (since 2003), NHPfoundation; Director (since 2006), Matt Foundation, Inc.; and Regent (1999-2005), Texas State University System.

JAMES L. DUNLAP, Director (since 1989) and Member, Audit and Human Resources Committees

Member, Board of Trustees (since 1998), Culver Educational Foundation, 130 Academy Road, Culver, Indiana 46511-1291; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas 77005-1891; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts 02543; Member, Board of Trustees, Advisor (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts 02554-0013; and Director and Member of Compensation and Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director (since 1996), Chairman, Audit Committee and Member, Executive and Investment Committees.

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1998), Pew Center on Global Climate Change; Trustee (since 2005), Carnegie Mellon University; and Director (since 1995), Renegy Holdings Inc. (formerly known as Catalytica Energy Systems, Inc.).

ROBERT A. ESSNER, Director (since 2002), Chairman, Human Resources Committee and Member Operations Committees

Chairman (since 2008), Chairman and Chief Executive Officer (2006-2007), Chairman, President and Chief Executive Officer (2003-2006) and Director (since 1997), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996) and Member, Corporate Governance and Operations Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), CATELECTRIC Corp.; Director, ConnCan (non-profit) (current); Director, Island Country Club Charitable Foundation (non-profit) (current); and Trustee, Chair of the Development Committee (1997-2006), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director (since 2004) and Member, Audit and Investment Committees

President (since 1994), Bay Path College, 588 Longmeadow Street, Longmeadow, Massachusetts 01106; Director (since 2001), Chair, Compensation Committee (since 2006) and Member, Audit and Governance Committees (since 2001), United Bank, 95 Elm Street, West Springfield, Massachusetts 01089; Past Chair-Chair (2003-2004), Chair of Nominating Committee (2004-2005), the Association of Independent Colleges and Universities in Massachusetts; Chair (2004-2006), Member, Personnel Committee (since 2004),

Trustee and Member Compensation Committee (On-going), Community Foundation of Western Massachusetts; Director/Trustee (since 2002) and Treasurer (since 2005), Women’s College Coalition; Member, Board of Trustees (since 2003) and Member, Compensation Committee, The Frank Stanley Beveridge Foundation, Inc.; Member (since 1995), Affiliated Chambers of Commerce of Greater Springfield (Massachusetts); Director (since 2002), Economic Development Council; Trustee (since 1994), Cooperating Colleges of Greater Springfield (Massachusetts); and Founding Trustee (since 2004), Go Fit Foundation.

RAYMOND W. LeBOEUF, Director (since 2008) and Member, Investment and Operations Committees

Chairman and Chief Executive Officer, Retired (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania; Director (since 2000) and Member, Audit and Compensation Committees, ITT Corp.; and Director (since 1997), Chairman, Audit Committee and Member, Compensation Committee, Praxair.

WILLIAM B. MARX, JR., Director (since 1990), Chairman, Operations Committee and Member, Corporate Governance Committee

Senior Executive Vice President, Retired (since 1996), Lucent Technologies (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey 07947.

JOHN F. MAYPOLE, Director (since 1996) and Member, Corporate Governance and Operations Committees

Managing Partner, (since 1984), Peach State Real Estate Holding Company, LLP (Real Estate Investment Company); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1992-2005), Chair-Nominating, Corporate Committees, Member, Governance & Compensation Committee and Member, Audit Committee, Dan River, Inc. (textile manufacturer); Director (1998-2005) and Member, Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director (1999-2006) and Chair, Governance and Nominating Committee, Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)) Princeton, New Jersey; Director (since 2002), Chair, Auditing and Investment Committees, and Member, Board Governance, and Compensation & Development Committees, National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Director (since 2004) and Chair, Audit Committee, Knoll, Inc. (design and manufacturer of office furniture and textiles).

MARC F. RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

President (since 2005), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, DC 20036; Partner (2001-2005), Bracewell & Giuliani, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C. 20006-1872; Director (since 2001), Burlington Northern Santa Fe Corporation; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman and Member (2001-2005), United States Consensus Council; and Director (2001-2006), Siebel Systems.

STUART H. REESE, Director (since 2005) and Member, Corporate Governance, Executive, Operations and Investment Committees

Executive Officer

STUART H. REESE, Chairman, President and Chief Executive Officer and Director

Chairman, President and Chief Executive Officer (since 2007), President and Chief Executive Officer (2005-2006), Director (since 2005), Executive Vice President and Chief Investment Officer (1999-2005), MassMutual; Chairman (2000-2005) Member of the Board of Managers and Chief Executive Officer (1999-2005), and President (1999-2001 and 2003-2005), Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208; Chairman and Trustee (1999-2005), MML Series Investment Fund and MassMutual Select Funds (open-end investment companies); Chairman (1999-2005) and Trustee (1999-2005), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Chairman (2001-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (1994-2005), MassMutual Corporate Value Partners Limited, (investment company); Member of the Advisory Board (1996-2005), MassMutual High Yield Partners II LLC (investment company); President (1996-2005), HYP Management LLC; Chairman, Director (1996-2006) and President and Chief Executive Officer (2003-2006), Charter Oak Capital Management, Inc.; Director (2003-2005), Babson Capital Securities Inc (broker-dealer); Director and Member, Compensation and Audit Committees (1999-2005), Cornerstone Real Estate Advisers LLC; Director (since 1999), MLDP Holdings; President (1996-2005), MMHC Investment LLC (formerly known as MMHC Investment, Inc.); Chairman, Director, President and Chief Executive Officer (since 2005) and Executive Vice President-Investments (1996-2005), MML Bay State Life

Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005) and Executive Vice President-Investments (1996-2005), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005) and Executive Vice President (2000-2005), MassMutual Holding LLC; Director (1999-2005), MassMutual Holding MSC, Inc.; Director (2005-2006), MassMutual International, Inc. (now known as MassMutual International LLC); Director (2004-2005), MassMutual Investment Management Company (Japan); Director (2004-2005), MML Assurance, Inc.; Director and Member of Audit Committee (since 1999), Oppenheimer Acquisition Corp.; Director (1994-2005), MassMutual Corporate Value Limited; Executive Vice President Investments (1996-2005), CM Assurance Company; Executive Vice President Investments (1996-2005), CM Benefit Insurance Company; Director (2001-2005), Antares Asset Management, Inc.; Director and Chairman (1996-2005), Antares Capital Corp.; Director (2003-2005), Babson Investment Company; Director (1999-2005), Merrill Lynch Derivative Products; Advisory Board Member (1995-2006), Kirtland Capital Partners (investment partnership); Director and Member, Finance Committee (since 2006), American Council of Life Insurers; Director, Class B (since 2006), Federal Reserve Bank of Boston; Trustee (since 2008), Gettysburg College; Director (since 2007), Christian Medical Fellowship; and Chair, Advisory Board (since 2006), LRN-RAND Center for Corporate Ethics, Law and Governance.

WILLIAM T. SPITZ, Director (since 2007) and Member, Audit and Investment Committees

Vice Chancellor for Investments Emeritus (since 1997) and Vice Chancellor and Chief Investment Officer, Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Founder and Director (since 1995), Diversified Trust Company; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timberland Ltd.; and Member, Bessemer Trust Company.

Executive Vice Presidents

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001) and President (2001-2004), MML Series Investment Fund (open-end investment company); Trustee and Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); and Executive Vice President (since 2001), MassMutual Holding LLC.

ROGER W. CRANDALL, Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer

Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (since July 2007), Executive Vice President and Chief Investment Officer (June 2005-July 2007) and Member of the Office of the CEO (since June 2005), MassMutual; President (2006-2007) and Chief Executive Officer (since 2005), Chairman (since 2005) and Member of the Board of Managers (since 2003), Vice Chairman (from March 2005 to June 2005) and Managing Director (since 2000), Babson Capital Management LLC; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (since 2004), Babson Capital Europe Limited; Chairman (since 2005), Trustee (since 2003) and President (2003-2005), MassMutual Corporate Investors and MassMutual Participation Investors; Chairman (since 2005), Trustee (since 2003) and President (2003-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (since 2005), Babson Capital Japan KK; Chairman and Director (since 2005), Cornerstone Real Estate Advisers LLC; Executive Vice President-Investments (since 2005) C.M. Life Insurance Company; Executive Vice President-Investments (since 2005), MML Bay State Life Insurance Company; Director (since 2003), MassMutual Corporate Value Limited; Director (since 2003), MassMutual Corporate Value Partners Limited; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director and President (since 2005), MassMutual Holding MSC, Inc.; Director (2003-2005), Antares Capital Corporation; Director (2001-2005), Antares Asset Management, Inc; Director (since 2004) and Executive Committee Member (since 2005), MML Assurance, Inc.; President (since 2003), Director (1996-2006) and Member of the Advisory Board (since 2003), HYP Management LLC; President (1998-2006), MassMutual/Darby CBO IM, Inc.; Director (since 1996) and Senior Vice President (since 2003), MMHC Investment LLC; Director (since 2005), Oppenheimer Acquisition Corp.; Director, Chairman and Chief Executive Officer (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International LLC; Director (since 2004), Jefferies Finance LLC; Director (since 1999), SAAR Holding CDO Ltd.; and Member of Advisory Board (since 2004), MassMutual High Yield Partners II, LLC.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) and Member of the Office of the CEO (since 2005), Executive Vice President (since 2000), MassMutual Holding LLC; MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President (since 2001) and Director, Oppenheimer Acquisition Corp. and Oppenheimer Partnership Holdings, Inc.; Director (since 2001), Centennial Asset Management Corporation; Director, OppenheimerFunds Distributor, Inc.; Chairman, President and Chief Executive Officer, OppenheimerFunds, Inc.; Chairman and Director, Shareholder Services, Inc. and Shareholder Financial Services, Inc.; President and Director, OppenheimerFunds Legacy Program; Director, OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Private Investments, Inc.; President and Director of Oppenheimer Real Asset Management, Inc.; and member, Board of Governors of the Investment Company Institute.

WILLIAM F. GLAVIN, JR., Executive Vice President and Co-Chief Operating Officer

Executive Vice President and Co-Chief Operating Officer (since July 2007), Executive Vice President (2006- July 2007) and Member of the Office of the CEO (since 2006), MassMutual; Chief Executive Officer (2005-2006), President (2005-2006), Managing Director (2003-2006), Chief Operating Officer and Chief Compliance Officer (2003-2006), and Member of the Board of Managers (2003-2006), Babson Capital; Director (2005-2007), Baring Asset Management Limited; Director and Deputy Chairman (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director (2004-2006), Babson Capital Europe Limited; President (2003-2006) and Chief Compliance Officer (2004-2006), Babson Capital Securities Inc.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), MassMutual; Vice President, General Counsel and Secretary (2005), Fisher Scientific International Inc.; Vice President, General Counsel and Secretary (2002-2005), Storage Technology Corp.; Board Member and Corporate Secretary (2000-2002), Bulletin News Network Inc.; and Executive Vice President Public Policy, Human Resources & Law, Secretary and General Counsel, US WEST, Inc.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), MassMutual; Executive Vice President (since 2003), MassMutual Holding LLC; Director (since 2004), MML Assurance, Inc.; Manager (since 2004), MML Financial, LLC; Manager (since 2004), MML Investment Products, LLC; Director (since 2006), MML Investors Services, Inc.; Director, President and Chief Executive Officer (since 2002), MassMutual Funding LLC; Director (since 2005), MassMutual Holdings, (Bermuda) Ltd.; Director (since 2005), Oppenheimer Acquisition Corp.; Director (since 2006), Cornerstone Real Estate Advisers LLC; Director (since 2006), MassMutual International Holding MSC, Inc.; Director (since 2006) 9048-5434 Quebec Inc.; Director, Tremont Group Holdings, Inc.; Director (since 2006), MassMutual International LLC; Director (since 2006), MMHC Investment LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Director (since 2006), MassMutual Benefits Management, Inc; Director (since 2006), MassMutual Capital Partners LLC; Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; and Member of the Board of Managers (since 2005), Babson Capital Management LLC.

ELAINE A. SARSYNSKI, Executive Vice President and Chief Administrative Officer

Executive Vice President (Retirement Services Division) (since 2008), Executive Vice President and Chief Administrative Officer (June 2006-2008), President and Chief Executive Officer (since July 2006), MassMutual International LLC; Senior Vice President and Chief Administrative Officer, Community Relations, Corporate Communications, Corporate Human Resources and Corporate Services (since September 2005), MassMutual; and First Selectman and Chief Executive Officer (2001-July 2005), Suffield, Connecticut.

(b) The Investment Sub-Advisers:

BABSON CAPITAL MANAGEMENT LLC (“BABSON CAPITAL”)

Babson Capital is the sub-adviser to certain series of the Trust. The directors and executive officers of Babson Capital, their positions with Babson Capital, and their other principal business affiliations and business experience for the past two years are listed below. David L. Babson & Company, Inc. (“DLB”), a Delaware company, changed its corporate form to a Delaware limited liability company and renamed itself Babson Capital Management LLC (Babson Capital) effective July 1, 2004. Years of experience at Babson Capital include years of experience at DLB. The date the executive officers and directors acquired their titles with Babson Capital reflects the date they first acquired the corresponding titles with DLB. The addresses of the offices of Babson Capital, and unless otherwise stated, each director and executive officer, are Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208 and 1500 Main Street, Springfield, Massachusetts, 01115.

Directors and Executive Officers

ROGER W. CRANDALL, Chief Executive Officer, Chairman, Member of the Board of Managers and Managing Director

Chief Executive Officer (since 2005), President (2006-2007), Chairman (since 2005), Member of Board of Managers (since 2003), Managing Director (since 2000) and Director (2003-2004), Babson Capital; Director (since 2004), Babson Capital Europe, Limited; Non-Executive Director (since 2005), Baring Asset Management Limited; Director, Chairman and Chief Executive Officer (since 2006), MassMutual Capital Partners LLC; Chairman (since 2005), Cornerstone Real Estate Advisors LLC; Executive Vice President (since 2005), C.M. Life Insurance Company; President (since 2003), HYP Management LLC; Director (since 2003), MassMutual Corporate Value Partners Ltd.; Director (since 2003), MassMutual Corporate Value Limited; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director and President (since 2005), MassMutual Holding MSC, Inc.; Director (since 2006), MassMutual International LLC; President (since 2003), MMHC Investment LLC; Director (since 2004), MML Assurance, Inc.; Executive Vice President—Investments (since 2005), MML Baystate; Director (since 2005), Oppenheimer Acquisition Corp.; Director (since 2004), Jefferies Finance LLC; Director (since 1999), SAAR Holding CDO Ltd; Chairman and Chief Executive Officer (since 2006), MassMutual Capital Partners LLC; Member of Advisory Board (since 2004), MassMutual High Yield Partners II, LLC; Chief Investment Officer, Executive Vice President (since 2005) and Co-Chief Operating Officer (since 2007), Massachusetts Mutual Life Insurance Company; Chairman (since 2005), Trustee (since 2003), President (2003-2005) and Vice President (2002-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies).

THOMAS M. FINKE, President, Member of the Board of Managers and Managing Director

President (since 2007), Member of the Board of Managers (since 2006), Managing Director (since 2002) and Head of U.S. Bank Loan Team (2002-2007), Babson Capital Management LLC; Co-Founder (in 1998), First Union Institutional Debt Management, Inc., serving as President until 2002. Principal business address is 201 South College Street, Charlotte, NC 28244.

DAVID J. BRENNAN, Vice Chairman and Member of the Board of Managers

Vice Chairman (since 2005) and Member of the Board of Managers (since 2005), Babson Capital; Director and Chairman (since 2005), MassMutual Holdings (Bermuda) Ltd.; Chairman (since 2002), Chief Executive (since 2003) and Director (since 1997), Baring International Investment, Ltd.; Chairman (since 2002), Chief Executive (since 2003) and Director (since 1997), Baring Asset Management, Ltd.; Chairman (since 1997), Baring Asset Management, Inc.; Chairman (since 1997), Baring Asset Management Holdings, Inc., Chairman and Director (since 2002), Baring Asset Management (Asia) Limited; Chairman and Non-Executive Director (since 2002); Baring (Guernsey) Limited; and Non-Executive Director (since 2002), Baring Asset Management (Japan). Principal business address is 155 Bishopsgate, London EC2M 3XY GBR.

CLIFFORD M. NOREEN, Vice Chairman, Member of the Board of Managers and Managing Director.

Vice Chairman (since 2007), Member of the Board of Managers (since 2006), Managing Director (Head of the Corporate Securities Group since 2005, and formerly Head of Babson Capital’s Investment Grade and High Yield Public Corporate Bond Group and Institutional Fixed Income Team) (since 2000), Babson Capital; Managing Director (1996-1999), Massachusetts Mutual Life Insurance Company; President (since 2005) and Vice President (1993-2005), MassMutual Corporate Investors (closed-end mutual fund); and President (since 2005) and Vice President (1993-2005), MassMutual Participation Investors (closed-end mutual fund); Director (since 2005), MassMutual Corporate Value Partners Limited; Senior Vice President (since 1996) MMHC Investment LLC; Director (since 2005), MML Assurance, Inc.; Senior Vice President (since 1995) HYP Management LLC; Managing Director (since 2006), MassMutual Capital Partners LLC.

MICHAEL T. ROLLINGS, Member of the Board of Managers

Member of the Board of Managers, Babson Capital (since 2005); Chief Financial Officer and Executive Vice President (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), Senior Vice President—Capital Markets, Treasury Operations, Financial Analysis and Planning (2002-2004), Vice President—Capital Markets (2001-2002), Massachusetts Mutual Life Insurance Company; Executive Vice President, MassMutual Holding LLC (since 2003); Director, MML Assurance, Inc. (since 2004); Manager, MML Financial, LLC (since 2004); Manager, MML Investment Products, LLC (since 2004); Director (since 2006), MML Investors Services, Inc. Director, President and Chief Executive Officer (since 2002), MassMutual Funding LLC; Director, MassMutual Holdings, (Bermuda) Ltd. (since 2005); Director, Oppenheimer Acquisition Corp (since 2005); Director (since 2006), Cornerstone Real Estate Advisers LLC; Director (since 2006) MassMutual International Holding MSC, Inc.; Director (since 2006) 9048-5434 Quebec Inc.; Director, Tremont Group Holdings, Inc.; Director (since 2006), MassMutual International LLC; Director (since 2006) MMHC Investment LLC; Director (since 2006) HYP Management LLC; Director (since 2006) MassMutual Assignment Company; Director (since 2006) MassMutual Capital Partners LLC; Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company. Principal business address is 1295 State Street, Springfield, MA 01111.

MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson Capital; Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), Massachusetts Mutual Life Insurance Company; Senior Vice President (since 1990), C.M. Life Insurance Company; Senior Vice President (since 1990) MML Bay State Life Insurance Company; Vice President (since 2003), HYP Management LLC; Vice President (since 2003) MMHC Investment LLC.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000) and Executive Director (1997-1999), Babson Capital; Director and President (since 2004) Babson Capital Management Inc; Senior Vice President (1991-1997) and Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company; Director (since 1994), Cornerstone Real Estate Advisors LLC.

EFREM MARDER, Managing Director

Managing Director (since 2000), Babson Capital; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), Massachusetts Mutual Life Insurance Company; Director (since 2005), MML Assurance, Inc.; Director (since 2006), Fuh Hwa Securities Investment Trust Co., Ltd.

RODNEY J. DILLMAN, General Counsel and Secretary

General Counsel and Secretary (since 2006), Deputy General Counsel and Assistant Secretary (2001-2006), Babson Capital Management LLC; Corporate Vice President, Associate General Counsel and Assistant Secretary (since 2000), Massachusetts Mutual Life Insurance Company; Secretary, (since 2005), Almack Holding Partnership GP Limited; Secretary (since 2005) Almack Mezzanine Fund; Secretary (since 2004) Babson Capital Europe Limited; Secretary (2004-2007) Babson Capital Management Inc.; Secretary (since 2006) Babson Capital Securities Inc; Secretary (since 2006), Babson Investment Company Inc.; Secretary (since 2005) Baring Asset Management Limited; Secretary (since 2005), Baring Investment Services Limited; Vice President and Assistant Secretary (since 2005), HYP Management LLC; Vice President and Assistant Secretary (since 2005), MMHC Investment LLC; Assistant Secretary (since 2006) MML Investment Products, LLC; Assistant Secretary (since 2006), Invicta Advisers LLC; Assistant Secretary (since 2006), Invicta Capital LLC; Assistant Secretary (since 2006), Invicta Credit LLC; Assistant Secretary (since 2006), Invicta Holdings LLC; Secretary (since 2006), Leland Fund Multi GP, Ltd; Director (since 2004) MML Realty Management Corporation; Director (since 2006), MassMutual Trust Company; Partner (1990-2000), Special Counsel, real estate department (1988-1990), Day, Berry & Howard, LLP (law firm).

JAMES E. MASUR, Chief Financial Officer, Chief Operating Officer and Managing Director

Chief Financial Officer, Chief Operating Officer (since 2005), and Managing Director (since 2003), Comptroller (2003-2005), Babson Capital; Director (since 2006), Babson Capital Europe LLC; Director (since 2006), Babson Capital Guernsey limited; Director (since 2006), Babson Capital Management Inc; Director and President (since 2006) Babson Investment Company Inc; Chief Financial Officer (since 2006) MassMutual Capital Partners LLC; Senior Finance Executive (2002-2003) Deutsche Bank Asset Management; Managing Director and Chief Financial Officer (Americas Region) (2001-2002), Senior Vice President and Director of Finance (U.S. Retail) (2000-2001), Senior Vice President and Director of Finance (U.S. Direct) (1999-2000), Vice President and Director of Finance (AARP Investment Program) (1997-1999), Zurich Scudder Investments.

JAN F. JUMÉT, Chief Compliance Officer and Managing Director

Chief Compliance Officer and Managing Director (since 2005), Babson Capital Management LLC; President (since 2007), Babson Capital Securities Inc; Chief Compliance Officer (since 2006) MassMutual Capital Partners LLC; Senior Vice President and Chief Compliance Officer (2002-2005), Standish Mellon Asset Management Company LLC; and First Vice President, Integrated Fiduciary Services (2000-2002), Mellon Financial Corporation.

OPPENHEIMERFUNDS, INC. (“OFI”)

a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Patrick Adams Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	None

Michael Amato, Vice President	None

Tracey Beck Apostolopoulos, Assistant Vice President	None

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Dmitri Artemiev Assistant Vice President	Formerly (until January 2007) Analyst/Developer at Fidelity Investments.

Hany S. Ayad, Vice President	None

James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).

Robert Baker, Vice President	None

John Michael Banta, Assistant Vice President	None

Adam Bass, Assistant Vice President	None

Kevin Baum, Vice President	None

Jeff Baumgartner, Vice President	None

Marc Baylin, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Todd Becerra, Assistant Vice President	None

Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Gerald B. Bellamy, Assistant Vice President	Assistant Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.

Erik S. Berg, Assistant Vice President	None

Emanuele Bergagnine; Assistant Vice President	None

Robert Bertucci, Assistant Vice President: Rochester Division	None

Rajeev Bhaman, Senior Vice President	None

Craig Billings, Vice President	None

Mark Binning, Assistant Vice President	None

Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation.

Beth Bleimehl, Assistant Vice President	None

Lisa I. Bloomberg, Vice President & Associate Counsel	None

Veronika Boesch, Vice President	None

Chad Boll, Vice President	None

Antulio N. Bomfim, Vice President	None

Michelle Borre Massick, Vice President	None

Lori E. Bostrom, Vice President & Senior Counsel	None

Lisa Bourgeois, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.

David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.

John Boydell, Vice President	None

Richard Britton, Vice President	Formerly CTO/Managing Director of IT Infrastructure at GMAC Residential Funding Corporation (October 2000 – October 2006).

Garrett C. Broadrup, Vice President & Assistant Counsel	Formerly an Associate at Davis Polk & Wardwell (October 2002 – October 2006).

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Michael Bromberg, Assistant Vice President	None

Holly Broussard, Vice President	None

Stephanie Bullington, Assistant Vice President	None

Paul Burke, Vice President	None

Mark Burns, Vice President	None

JoAnne Butler, Assistant Vice President	None

Geoffrey Caan, Vice President	None

Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007); formerly HR Manager of Arrow Electronics, Inc. (June 1998 – March 2007).

Dale William Campbell, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.

Patrick Campbell, Vice President	None

Catherine Carroll, Vice President	None

Debra Casey, Vice President	None

Maria Castro, Assistant Vice President	None

Lisa Chaffee, Assistant Vice President	None

Charles Chibnik, Assistant Vice President	None

Patrick Sheng Chu, Assistant Vice President	None

Brett Clark, Vice President	None

H.C. Digby Clements, Senior Vice President: Rochester Division	None

Thomas Closs, Assistant Vice President	Formerly (until January 2007) Development Manager at OppenheimerFunds, Inc.

Peter V. Cocuzza, Vice President	None

Eric Compton, Vice President	None

Gerald James Concepcion, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Susan Cornwell, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None

Belinda J. Cosper, Assistant Vice President	None

Scott Cottier, Vice President: Rochester Division	None

Lauren Coulston, Assistant Vice President	None

Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Julie C. Cusker, Assistant Vice President: Rochester Division	None

Kevin Dachille, Vice President	None

John Damian, Senior Vice President	None

Robert Dawson, Assistant Vice President	None

John Delano, Vice President	None

Kendra Delisa, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.

Richard Demarco, Assistant Vice President	None

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Vice President	None

Rebecca K. Dolan, Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Sara Donahue, Assistant Vice President	Formerly (until November 2006) Manager at OppenheimerFunds, Inc.

Alicia Dopico, Assistant Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.

Thomas Doyle, Assistant Vice President	None

Bruce C. Dunbar, Senior Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Brian Dvorak, Vice President	None

Richard Edmiston, Vice President	None

A. Taylor Edwards, Vice President & Assistant Counsel	None

Venkat Eleswarapu, Vice President	None

Daniel R. Engstrom, Vice President	None

James Robert Erven, Assistant Vice President	None

George R. Evans, Senior Vice President & Director of International Equities	None

Edward N. Everett, Vice President	None

Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.

Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) of OppenheimerFunds, Inc.

Matthew Farkas, Vice President and Assistant Counsel	Formerly Associate at Epstein Becker & Green, P.C. (September 2000 – March 2006).

Kristie Feinberg, Vice President	None

William Ferguson, Assistant Vice President	Formerly Senior Marketing Manager at ETrade (June 2006 – January 2007) and Senior Marketing Manager at Axa Financial (April 2000 – June 2006).

Emmanuel Ferreira, Vice President	None

Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division	Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Bradley G. Finkle, Vice President	None

Steven Fling, Assistant Vice President	None

John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Barbara Fraser, Vice President & Associate Counsel	None

Donald French, Vice President	None

Dominic Freud, Vice President	None

Hazem Gamal, Vice President	None

Charles Gapay, Assistant Vice President	Formerly (as of January 2007) Help Desk Manager at OppenheimerFunds, Inc.

Seth Gelman, Vice President	None

Timothy Gerlach, Assistant Vice President	None

Kurt Gibson, Assistant Vice President	Formerly Manager at Barclays Capital (January 2002 – April 2006).

Phillip S. Gillespie, Senior Vice President & Assistant Secretary	None

Alan C. Gilston, Vice President	None

Jacqueline Girvin-Harkins, Assistant Vice President	None

Jill E. Glazerman, Senior Vice President	None

Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.

Raquel Granahan, Senior Vice President	None

Robert B. Grill, Senior Vice President	None

Carol Guttzeit, Vice President	None

Marilyn Hall, Vice President	None

Kelly Haney, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Robert W. Hawkins, Vice President & Assistant Counsel	None

Thomas B. Hayes, Vice President	None

Heidi Heikenfeld, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Annika Helgerson, Assistant Vice President	None

Daniel Herrmann, Vice President	None

Dennis Hess, Vice President	None

Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)

Brian Hourihan, Vice President & Associate Counsel	Assistant Secretary of OFI Institutional Asset Management, Inc. (since April 2006). Formerly Vice President and Senior Counsel at Massachusetts Financial Service Company (June 2004 – March 2006).

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kevin Andrew Huddleston, Assistant Vice President	None

Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui, Vice President	None

Dana Hunter, Assistant Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None

Kelly Bridget Ireland, Vice President	None

Kathleen T. Ives, Vice President, Senior Counsel & Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

William Jaume, Vice President	Senior Vice President of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Director of OFI Trust Company.

Frank V. Jennings, Senior Vice President	None

John Jennings, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jin Jo, Assistant Vice President	Formerly Audit Manager at Deloitte & Touche LLP (as of August 2007)

Lisa Kadehjian, Assistant Vice President	None

Charles Kandilis, Assistant Vice President	None

Amee Kantesaria, Assistant Vice President and Assistant Counsel	Formerly Counsel at Massachusetts Mutual Life Insurance Company (May 2005-December 2006).

Rezo Kanovich, Assistant Vice President	None

Thomas W. Keffer, Senior Vice President	None

James Kennedy, Senior Vice President	Formerly self-employed (December 2005 – September 2006).

Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

John Kiernan, Vice President & Marketing Compliance Manager	None

Michael Kim, Assistant Vice President	None

Audrey Kiszla, Vice President	Formerly Vice President at First Horizon Merchant Services (December 2005- May 2006).

Lisa Klassen, Vice President	None

Richard Knott, Executive Vice President	None

Daniel Kohn, Vice President	None

Martin S. Korn, Senior Vice President	None

Tatyana Kosheleva, Assistant Vice President	Formerly (as of April 2007) Finance Manager at IBM Corp.

Brian Kramer, Vice President	None

S. Arthur Krause, Assistant Vice President	Formerly Product Manager of OppenheimerFunds, Inc. (as of January 2007).

Gloria LaFond, Assistant Vice President	None

Lisa Lamentino, Vice President	None

Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.

Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.

John Latino, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Gayle Leavitt, Assistant Vice President	None

Christopher M. Leavy, Senior Vice President	None

Randy Legg, Vice President & Associate Counsel	None

Laura Leitzinger, Senior Vice President	Senior Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Justin Leverenz, Vice President	None

Michael S. Levine, Vice President	None

Brian Levitt, Assistant Vice President	None

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Julie A. Libby, Senior Vice President	Senior Vice President of OFI Private Investments Inc.

Daniel Lifshey, Assistant Vice President	None

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

Bill Linden, Assistant Vice President	None

Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Justin Livengood, Vice President	None

Christina Loftus, Vice President	None

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran Senior Vice President: Rochester Division	None

Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.

Misha Lozovik, Vice President	None.

Dongyan Ma, Assistant Vice President	None

Steve Macchia, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Daniel Martin, Assistant Vice President	None

Jerry Mandzij, Vice President	None

Angelo G. Manioudakis, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.

Carolyn Maxson, Assistant Vice President	None

William T. Mazzafro, Vice President	None

Trudi McCanna, Assistant Vice President	None

Neil McCarthy, Vice President	None

Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.

Joseph McDonnell, Vice President	Formerly Senior Vice President at Lehman Bros. (April 1995 – March 2006).

Joseph McGovern, Vice President	None

Charles L. McKenzie, Senior Vice President	Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President; Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Assistant Vice President	None

Mary McNamee, Vice President	None

Michael Medev, Assistant Vice President	None

Lucienne Mercogliano, Vice President	None

Jay Mewhirter, Vice President	None

Andrew J. Mika, Senior Vice President	None

Jan Miller, Assistant Vice President	None.

Rejeev Mohammed, Assistant Vice President	None

Nikolaos D. Monoyios, Senior Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Sarah Morrison, Assistant Vice President	Formerly (as of January 2007) Manager at OppenheimerFunds, Inc.

Jill Mulcahy, Vice President: Rochester Division	None

John V. Murphy, Chairman, Chief Executive Officer & Director	President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Meaghan Murphy, Assistant Vice President	None

Suzanne Murphy, Vice President	None

Thomas J. Murray, Vice President	None

Christine Nasta, Vice President	None

Paul Newman, Assistant Vice President	None

Richard Nichols, Vice President	None

William Norman, Assistant Vice President	None

James B. O’Connell, Assistant Vice President	None

Matthew O’Donnell, Assistant Vice President	None

Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.

Tony Oh, Assistant Vice President	None

John J. Okray, Vice President	None

Kristina Olson, Vice President	None

Lerae A. Palumbo, Assistant Vice President	None

Kathleen Patton, Assistant Vice President	None

David P. Pellegrino, Senior Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Allison C. Pells, Assistant Vice President	None

Robert H. Pemble, Vice President	None

Lori L. Penna, Vice President	None

Brian Petersen, Vice President	None

Marmeline Petion-Midy, Assistant Vice President	None

David Pfeffer, Senior Vice President & Chief Financial Officer	Senior Vice President of HarbourView Asset Management Corporation since February 2004.

James F. Phillips, Senior Vice President	None

Gary Pilc, Assistant Vice President	None

John Piper, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.

Jeaneen Pisarra, Vice President	None

Nicolas Pisciotti, Vice President	None

Christine Polak, Vice President	None

Sergei Polevikov, Assistant Vice President	None

Jeffrey Portnoy, Assistant Vice President	None

David Preuss, Assistant Vice President	None

Ellen Puckett, Assistant Vice President	None

Paul Quarles, Assistant Vice President	None

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Timothy Raeke, Assistant Vice President	Formerly (as of July 2007) Vice President at MFS Investment Management.

Norma J. Rapini, Assistant Vice President : Rochester Division	None

Corry E. Read, Assistant Vice President	None

Marc Reinganum, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jill Reiter, Assistant Vice President	None

Eric Rhodes, Assistant Vice President	None

Eric Richter, Vice President	Vice President of HarbourView Asset Management Corporation. Formerly Investment Officer at Alaska Permanent Fund Corporation (April 2005 – February 2006)

Claire Ring, Assistant Vice President	None

Grace Roberts, Assistant Vice President	None

David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Robert Robis, Assistant Vice President	None

Antoinette Rodriguez, Vice President	None

Lucille Rodriguez, Assistant Vice President	None

Stacey Roode, Senior Vice President	None

Jeffrey S. Rosen, Vice President	None

Jessica Rosenfeld, Assistant Vice President	None

Stacy Roth, Vice President	None

Richard Royce, Vice President	None

Adrienne Ruffle, Vice President & Assistant Counsel	None

Kim Russomanno, Assistant Vice President	None

Gerald Rutledge, Vice President	None

Julie Anne Ryan, Vice President	None

Timothy Ryan, Vice President	None

Rohit Sah, Vice President	None

Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.

Valerie Sanders, Vice President	None

Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Rudi W. Schadt, Vice President	None

Mary Beth Schellhorn, Assistant Vice President	Formerly Human Resources Generalist at Misys Banking Systems (November 2000 – June 2006).

Ellen P. Schoenfeld, Vice President	None

Patrick Schneider, Assistant Vice President	Formerly Human Resources Manager at ADT Security Services (December 2001 – July 2006).

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak, Assistant Vice President	None

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.

Asutosh Shah, Vice President	None

Kamal Shah, Vice President	None

Navin Sharma, Vice President	None

Tammy Sheffer, Vice President	None

Mary Dugan Sheridan, Vice President	None

David C. Sitgreaves, Assistant Vice President	None

Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.

Enrique H. Smith, Vice President	None

Kevin Smith, Vice President	None

Louis Sortino, Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Marco Antonio Spinar, Assistant Vice President	None

Brett Stein, Vice President	Formerly Vice President of Client Services at XAware, Inc. (October 2002 – August 2006).

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Jennifer Stevens, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Benjamin Stewart, Assistant Vice President	None

Peter Strzalkowski, Vice President	Formerly (as of August 2007) Founder/Managing Partner at Vector Capital Management.

John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Amy Sullivan, Assistant Vice President	None

Carole Sumption, Vice President	Formerly Vice President at Policy Studies, Inc. (July 2003 – April 2007).

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Thomas Swaney, Vice President	None

Brian C. Szilagyi, Assistant Vice President	None

Martin Telles, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Charles Toomey, Vice President	None

Vincent Toner, Vice President	None

Melinda Trujillo, Assistant Vice President	Formerly Senior Manager at CoBank, ACB (January 2004 – April 2006).

Leonid Tsvayg, Assistant Vice President	None

Keith Tucker, Vice President	None

Cameron Ullyatt, Vice President	None

Angela Uttaro, Assistant Vice President: Rochester Division	None

Mark S. Vandehey, Senior Vice President & Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None

Nancy Vann, Vice President & Associate Counsel	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Rene Vecka, Assistant Vice President: Rochester Division	None

Vincent Vermette, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Elaine Villas-Obusan, Assistant Vice President	None

Ryan Virag, Assistant Vice President	None

Jake Vogelaar, Assistant Vice President	None

Phillip F. Vottiero, Vice President	None

Lisa Walsh, Assistant Vice President	None

Darren Walsh, Executive Vice President	Formerly General Manager and Senior Vice President of Comverse (December 2005 – September 2006); Senior Vice President of Strategic Initiatives at CSG Systems (2002 – December 2005)

Deborah Weaver, Vice President	None

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler, Vice President: Rochester Division	None

Barry D. Weiss, Vice President	Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation.

Melissa Lynn Weiss, Vice President & Senior Counsel	None

Christine Wells, Vice President	None

Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.

Catherine M. White, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.; member of the American Society of Pension Actuaries (ASPA) since 1995.

Troy Willis, Assistant Vice President, Rochester Division	None

Mitchell Williams, Vice President	None

Julie Wimer, Assistant Vice President	None

Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Brian W. Wixted, Senior Vice President & Treasurer	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	None

Oliver Wolff, Assistant Vice President	None

Kurt Wolfgruber, President, Chief Investment Officer & Director	Director of Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None

Edward C. Yoensky, Assistant Vice President	None

Geoff Youell, Assistant Vice President	None

Lucy Zachman, Vice President	None

Robert G. Zack, Executive Vice President & General Counsel	General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.

Neal A. Zamore, Vice President	None

Anna Zatulovskaya, Assistant Vice President	None

Mark D. Zavanelli, Vice President	None

Alex Zhou, Assistant Vice President	None

Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.

Arthur J. Zimmer, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

BARING INTERNATIONAL INVESTMENT LIMITED (“BIIL”)

Baring International Investment Limited (“BIIL”), an indirect wholly owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the Focused International Fund. BIIL is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “BAM Group”). The directors and executive officers of BIIL, their positions with BIIL, and their other principal business affiliations and business experience for the past two years are listed below.

Directors of BIIL

Current Statutory Director/Officer Name	Position Held	Date of Appointment
David John Brennan	Chief Executive Chairman Director	30.05.03 01.07.02 30.05.97

George Henry Harvey	Director	01.01.02

William Paul Savage	Director	10.02.04

Marino Valensise	Director	01.10.07

Baring Investment Services Limited	Company Secretary	04.11.94

Other Directorships

David Brennan

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
MassMutual Holdings (Bermuda) Ltd.	Bermuda	36177	31.3.05	Chairman, Director

Babson Capital Management LLC [this company does not have a Board of Directors-it has a Board of Managers]	Delaware, USA		31.3.05	Vice Chairman & Member of the Board of Managers

Baring Asset Management (Asia) Limited	Hong Kong, China	148349	06.12.02	Chairman, Director

Baring Asset Management Holdings, Inc	USA	0869203	31.12.97	Chairman, Director

Baring Asset Management Limited	Great Britain	2915887	30.5.03 01.07.02 11.08.97 to 30.04.02 01.06.94	Chief Executive Chairman Chief Executive Director

Baring Asset Management, Inc	USA	042429117	31.12.97	Chairman

The Asia Pacific Fund Inc	USA	N/A	11.05.90	Director

George Harvey

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	01.01.02	Director

Baring Fund Managers Limited	Great Britain	941405	01.01.02	Director

Paul Savage

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	10.02.04	Director

Baring Fund Managers Limited	Great Britain	941405	10.02.04	Chief Executive &Director

Baring Multi-Manager Funds	Ireland	392781	27.10.04	Director

Baring Global Investment Umbrella Fund (No1)	Ireland	392526	03.11.04	Director

Baring International Fund Managers (Ireland) Limited	Ireland	161794	25.02.04	Non-Exec Director

Baring Mutual Fund Management (Ireland) Limited	Ireland	181703	25.02.04	Non-Exec Director

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

(“OFI INSTITUTIONAL”)

OFI Institutional Asset Management, Inc. (“OFI Institutional”), an indirect majority-owned subsidiary of MassMutual, located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, manages certain series of the Trust. OFI Institutional is a direct, wholly owned subsidiary of OppenheimerFunds, Inc. The directors and executive officers of OFI Institutional and their positions with OFI Institutional are listed below.

Name and Current Position with OFI Institutional Asset Management, Inc.	Other Business and Connections During the Past Two Years
Amy Adamshick, Vice President	None

Janette Aprilante, Secretary	Secretary of Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program and OFI Private Investments Inc. Assistant Secretary of OFI Trust Company. Vice President and Secretary of OppenheimerFunds, Inc.

Richard Betts Vice President	None

Edward Bickford Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Patrick Bisbey Vice President	None

Gerald B. Bellamy, Assistant Vice President	Assistant Vice President of OppenheimerFunds, Inc.

Rajeev Bhaman, Vice President	Vice President of OppenheimerFunds, Inc.

Emanuele Bergagnini, Assistant Vice President	None

Christine Carballo, Assistant Vice President	None

Christopher Crooks, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Geoffrey Crumrine, Assistant Vice President	None

John Damian, Vice President	Vice President of OppenheimerFunds, Inc.

Steven Dray, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Fun Fung, Assistant Vice President	None

Blake Gall, Vice President	None

James Glover, Vice President	None

Daniel Goldfarb, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Barry Goggins, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OppenheimerFunds, Inc.

Shawn Hogan, Assistant Vice President	None

Marilyn Mendel Han, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Lorene Heebner, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Joseph Higgins, Vice President	Vice President of OppenheimerFunds, Inc.

Thomas Hoey, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Benjamin Holmes, Assistant Vice President	None

Brian Hourihan, Assistant Secretary	Vice President and Associate Counsel of OppenheimerFunds, Inc. (since April 2006); Assistant Secretary of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc. and Trinity Investment Management Corporation. Formerly Vice President and Senior Counsel at Massachusetts Financial Service Company (June 2004 – March 2006).

Joseph Hosler, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

John Huttlin, Senior Vice President	Vice President of OppenheimerFunds, Inc.; Director of OppenheimerFunds International Distributor Limited.

William Jaume, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OppenheimerFunds, Inc.; Director of OFI Trust Company.

John Keady, Vice President	None

Jennifer Kim, Assistant Vice President	None

Lamar Kunes, Vice President	None

Jeffrey P. Lagarce, President	Senior Vice President of OppenheimerFunds, Inc.

Christopher M. Leavy, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc.

John B. Lieb Chief Operating Officer	None

Angelo G. Manioudakis Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OppenheimerFunds, Inc.

Charles L. McKenzie, Chairman, Chief Executive Officer, Chief Investment Officer and Director	Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Senior Vice President of OppenheimerFunds, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President; Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

John V. Murphy, Director	President and Management Director of Oppenheimer Acquisition Corp.; Chairman, President, Chief Executive Officer & Director of OppenheimerFunds, Inc.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Nikolaos Monoyios, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc.

Neil McCarthy, Vice President	None

Timothy Muffley, Vice President	None

Scott Martin, Assistant Vice President	Formerly at Pioneer Investments Inc. prior to August 2006

Stephen Peacock, Vice President	None

Mark Pepper, Vice President	Formerly at Sit Investment Associates prior to November 2007

Mitali Prasad, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Lori Proper, Vice President	None

David Risgin Assistant Vice President	Formerly at Meketa Investment Group prior to February 2007

Steven Saner, Vice President	Formerly at Columbia Management, Inc. prior to May 2005

David Schmidt, Vice President	None

Steven Snyder, Assistant Vice President	Formerly at Babson Capital Management LLC prior to July 2006

Arthur Steinmetz, Vice President	Senior Vice President of OppenheimerFunds, Inc.

Jacqueline Waterman Williams, Vice President	Formerly at Babson Capital Management LLC prior to April 2006

Lucia Viveiros, Assistant Vice President	None

Jonathan Weintraub, Vice President	Formerly at Oppenheimer & Co. prior to March 2007

Mitchell Williams, Vice President	None

Mark S. Vandehey, Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company; Senior Vice President and Chief Compliance Officer of OppenheimerFunds, Inc.

Brian W. Wixted, Treasurer	Treasurer of HarbourView Asset Management Corporation, OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President and Treasurer of OppenheimerFunds, Inc.

Carol E. Wolf, Vice President	Senior Vice President of HarbourView Asset Management Corporation, Centennial Asset Management Corporation and OppenheimerFunds, Inc.; serves on the Board of the Colorado Ballet.

Kurt Wolfgruber, Director	President, Chief Investment Officer & Director of OppenheimerFunds, Inc., Director of HarbourView Asset Management Corporation, Director of OppenheimerFunds Distributor, Inc.

Robert G. Zack Senior Vice President & General Counsel	General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation; Executive Vice President and General Counsel of OppenheimerFunds, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc. and OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program.

Mark D. Zavanelli, Vice President	Vice President of OppenheimerFunds, Inc.

Jason Zeman, Vice President	Formerly at Sun Capital Advisors prior to February 2007

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”)

The information with respect to each director and principal executive officer of AllianceBernstein L.P. is as follows:

AllianceBernstein L.P.

Board of Directors

Dominique Carrel-Billiard

Director of AllianceBernstein Corporation

Henri de Castries

Director of AllianceBernstein Corporation

Christopher M. Condron

Director of AllianceBernstein Corporation

Denis Duverne

Director of AllianceBernstein Corporation

Richard S. Dziadzio

Director of AllianceBernstein Corporation

Peter Etzenbach

Director of AllianceBernstein Corporation

Deborah S. Hechinger

Director of AllianceBernstein Corporation

Weston M. Hicks

Director of AllianceBernstein Corporation

Gerald M. Lieberman

President and Chief Operating Officer

Lewis A. Sanders

Chairman of the Board and Chief Executive Officer

Lorie A. Slutsky

Director of AllianceBernstein Corporation

A.W. (Pete) Smith, Jr.

Director of AllianceBernstein Corporation

Peter J. Tobin

Director of AllianceBernstein Corporation

AllianceBernstein L.P.

Executive Management

Lewis A. Sanders

Chairman of the Board and Chief Executive Officer

Mark R. Manley

Senior Vice President, Deputy General Counsel and Chief Compliance Officer

Gerald M. Lieberman

President and Chief Operating Officer

Seth J. Masters

Executive Vice President, Head of Blend Strategies Services and Chief Investment Officer of Blend Strategies

Lawrence H. Cohen

Executive Vice President and Chief Technology Officer

Marc O. Mayer

Executive Vice President of AllianceBernstein and Executive Managing Director of AllianceBernstein Investments, Inc.

Laurence E. Cranch

Executive Vice President and General Counsel

Douglas J. Peebles

Executive Vice President, Co-Chief Investment Officer—Fixed Income, Director--Global Fixed Income

Edward J. Farrell

Senior Vice President and Controller

Jeffrey S. Phlegar

Executive Vice President, Co-Chief Investment Officer—Fixed Income, Director—US Investment-Grade Fixed Income

Sharon E. Fay

Executive Vice President and Chief Investment Officer of Global Value Equities

James G. Reilly

Executive Vice President and U.S. Large Cap Growth Team Leader

Marilyn G. Fedak

Executive Vice President, Head—Bernstein Global Value Equities and Co-Chief Investment Officer—US Large Cap Value

Paul C. Rissman

Executive Vice President and Chief Investment Officer of Growth Equities

James A. Gingrich

Executive Vice President of AllianceBernstein and Chairman and CEO of Sanford C. Bernstein & Co., LLC

Lisa A. Shalett

Executive Vice President of AllianceBernstein and Global Research Director of Alliance Growth Equities

Mark R. Gordon

Executive Vice President, Director of Global Quantitative Research, Co-Head of Alternative Investments and Chief Investment Officer of Global Diversified Funds

David A. Steyn

Executive Vice President and Global Head of Client Service and Marketing

Thomas S. Hexner

Executive Vice President and Head of Bernstein Global Wealth Management

Gregory J. Tencza

Executive Vice President and Head of Institutional Investments

Robert H. Joseph, Jr

Senior Vice President and Chief Financial Officer

Christopher M. Toub

Executive Vice President, Chief Executive Officer of AllianceBernstein Limited and Head—Global/International Growth Equities

Note: All the members listed above, with the exception of Messrs. Joseph and Farrell, are members of AllianceBernstein’s Management Executive Committee.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001, is the Trust’s principal underwriter. MML Distributors, LLC also serves as principal underwriter to MassMutual Select Funds.

(b) The following are the names and positions of the officers and directors of MML Distributors, LLC:

William F. Glavin, Chief Executive Officer, President and Springfield OSF Supervisor (since 4/20/2007), MML Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Executive Vice President and Co-Chief Operating Officer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Peter G. Lahaie, Vice President (since 9/21/2007), Chief Financial Officer and Treasurer (since 5/9/2005), MML Distributors, LLC.

Michael Fanning, Member Representative (since 1/1/2007), and U.S. Insurance Group Supervisor (since 4/20/2007), MML Distributors, LLC, MassMutual Holding LLC, and Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Operating Officer, Service/Operations, U.S. Insurance Group, MassMutual.

Andrew Dickey, Member Representative (since 4/20/2007), MML Distributors, LLC, MassMutual and MassMutual Holding LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President and Group Managing Director-Retirement Income, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 4/15/2004), Chief Legal Officer (since 9/2004) and Secretary (since 10/26/2006), MML Distributors, LLC; Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (11/28/2001), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Vice President, Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Camille Donald, Assistant Secretary (since 12/5/2006), MML Distributors, LLC; Assistant Vice President, Associate Secretary and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan J. Scanlon, Chief Compliance Officer (since 8/21/2006) and Enfield OSJ Supervisor (since 9/8/2006), MML Distributors, LLC; Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Alan Taylor, Registration Manager (since 7/1/2006), MML Distributors, LLC; Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn Edstrom, Entity Contracting Officer (since 5/9/2005), MML Distributors, LLC; Director-Enterprise Distribution Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors; Assistant Vice President and Associate Treasurer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Lake, Assistant Treasurer (5/9/2005), MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert Wittneben, Chief Information Officer (since 12/5/2006), MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; Training Director, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (5/20/2006), MML Distributors, LLC; Director-RS Fund Operations, MassMutual, 1295 State Street Springfield, MA 01111-0001.

Lenore MacWade, Assistant Treasurer (since 8/21/2006), MML Distributors, LLC; Director-Finance and Commissions, MML Investors Services, Inc., 1295 State Street Springfield, MA 01111-0001.

Denise Kresock, Assistant Treasurer (since 8/21/06), MML Distributors, LLC; Director, Retirement Income, MassMutual, 1295 State Street Springfield, MA 01111-0001.

Cade H. Cherry, Assistant Treasurer (since 8/21/06), MML Distributors, LLC; Assistant Vice President, MassMutual, 1295 State Street Springfield, MA 01111-0001.

Eric H. Wietsma, Retirement Services Supervisor (since 12/5/2006), MML Distributors, LLC; Corporate Vice President, MassMutual, 1295 State Street Springfield, MA 01111-0001.

Ellen Dziura, Retirement Income Supervisor (since 4/20/2007), MML Distributors, LLC; Vice President-Retirement Income, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant, MassMutual, Babson, OFI, OFI Institutional and BIIL at their respective principal business offices as follows:

(Declaration of Trust and Bylaws)

MassMutual Premier Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

Babson Capital Management LLC

1500 Main Street

Springfield, Massachusetts 01115

and

470 Atlantic Avenue

Boston, Massachusetts 02110

(With respect to its services as Sub-Adviser)

Baring International Investment Limited

155 Bishopsgate

London EC2M-3XY

(With respect to its services as Sub-Adviser)

OppenheimerFunds, Inc.

2 World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

(With respect to its services as Sub-Adviser)

OFI Institutional Asset Management, Inc.

2 World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

(With respect to its services as Sub-Adviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to their services as counsel)

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Not Applicable.

NOTICE

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 46 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 31st day of October, 2008.

MASSMUTUAL PREMIER FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 46 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 31st day of October, 2008.

Signature	Title

/s/ ERIC WIETSMA	President and Chief Executive Officer
Eric Wietsma

/s/ NICHOLAS H. PALMERINO	Chief Fiancial Officer and Treasurer
Nicholas H. Palmerino

*	Chairman and Trustee
Nabil N. El-Hage

*	Vice Chairman and Trustee
Frederick C. Castellani

*	Trustee
Maria D. Furman

*	Trustee
C. Ann Merrifield

* Corine T. Norgaard	Trustee

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit
(a)(23)	Amendment No. 22 to Agreement and Declaration of Trust

(d)(19)	Amendment to Investment Sub-Advisory Agreement with Babson for Money Market Fund

(d)(21)	Amendment to Investment Sub-Advisory Agreement with Babson for Short-Duration Bond Fund

(d)(23)	Amendment to Investment Sub-Advisory Agreement with Babson for Inflation-Protected Bond Fund

(d)(25)	Amendment to Investment Sub-Advisory Agreement with Babson for Core Bond Fund

(d)(27)	Amendment to Investment Sub-Advisory Agreement with Babson for Diversified Bond Fund

(d)(30)	Amendment Two to Investment Sub-Advisory Agreement with Babson for Balanced Fund

(d)(32)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Value Fund

(d)(34)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Small Company Opportunities Fund

(d)(36)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for International Equity Fund

(d)(38)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Core Growth Fund

(d)(41)	Amendment Two to Investment Sub-Advisory Agreement with Babson for Enhanced Index Core Equity Fund

(d)(44)	Amendment Two to Investment Sub-Advisory Agreement with Babson for Enhanced Index Growth Fund

(d)(47)	Amendment Two to Investment Sub-Advisory Agreement with Babson for Enhanced Index Value Fund

(d)(49)	Amendment to Investment Sub-Advisory Agreement with Babson for High Yield Fund

(d)(51)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Small Capitalization Value Fund

(d)(57)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Strategic Income Fund

(d)(58)	Amendment Two to Investment Sub-Advisory Agreement with OFI Institutional for Strategic Income Fund

(d)(60)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Main Street Fund

(d)(62)	Amendment to Investment Sub-Advisory Agreement with OFI for Capital Appreciation Fund

(d)(63)	Amendment Two to Investment Sub-Advisory Agreement with OFI for Capital Appreciation Fund

(d)(65)	Amendment to Investment Sub-Advisory Agreement with OFI for Global Fund

(d)(66)	Amendment Two to Investment Sub-Advisory Agreement with OFI for Global Fund

(d)(70)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Discovery Value Fund

(d)(72)	Amendment to Investment Sub-Advisory Agreement with Baring for Focused International Fund

(d)(75)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Main Street Small Cap Fund

(d)(79)	Amendment to Investment Sub-Advisory Agreement with Babson for Core Value Equity Fund

(d)(81)	Amendment to Investment Sub-Advisory Agreement with OFI Institutional for Core Value Equity Fund

(d)(83)	Amendment to Investment Sub-Advisory Agreement with AllianceBernstein for Core Value Equity Fund

(d)(85)	Amendment to Investment Sub-Advisory Agreement with Baring for International Bond Fund

(d)(86)	Investment Management Agreement for Strategic Emerging Markets Fund

(d)(87)	Investment Sub-Advisory Agreement with Baring for Strategic Emerging Markets Fund

(h)(8)	Expense Limitation Agreement

(i)(8)	Opinion and Consent of Ropes & Gray LLP

(n)	Amended and Restated Rule 18f-3 Plan